UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Alternative Credit Income Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 3rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2025– March 31, 2026

Item 1. Reports to Stockholders.

(a)

ALTERNATIVE

CREDIT INCOME FUND

SEMI-ANNUAL REPORT

MARCH 31, 2026

TABLE OF CONTENTS

Shareholder Letter	3
Portfolio Update	14
Consolidated Schedule of Investments	16
Consolidated Statement of Assets and Liabilities	23
Consolidated Statement of Operations	24
Consolidated Statements of Changes in Net Assets	26
Consolidated Statement of Cash Flows	28
Consolidated Financial Highlights
Class A	29
Class C	31
Class I	33
Class L	35
Class W	37
Notes to Consolidated Financial Statements	39
Additional Information	53
Privacy Notice	55

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Dear Shareholders,

We are happy to share with our friends and partners the semi-annual shareholder letter for the Alternative Credit Income Fund (ticker: RCIXX) for the six-month period ended March 31, 2026—our fiscal 1H 2026 timeframe.

The Fund generated a total return of 2.93% in the periodi, compared to 1.05% for the Bloomberg U.S. Aggregate Total Return Index, 0.66% for the Morningstar / LSTA Loan Total Return Index and 0.79% for the Bank of America U.S. High Yield Index.1

As noted below, the Fund continues to outpace all relevant benchmarks on a cumulative basis as well:

Cumulative Returns, Since Inception

Alternative Credit Income Fund (RCIIX)ii	89.2%
Bloomberg U.S. Aggregate Total Return Value Indexiii	20.5%
Morningstar / LSTA Loan Total Return Indexiv	71.7%
Bank of America High Yield Index[v]	77.1%

Source: Bloomberg, total return from 10/27/2015 through March 31, 2026

Macro Backdrop

As always, we begin these letters by framing the macro-environment. Events in Iran have overshadowed nearly all other factors and make predictions even more precarious than usual. Nevertheless, we do our best to assess the rapidly shifting environment below.

The Concerning

Clouds darkening, not lifting

With some chagrin, we highlight this paragraph from our 2026 Outlook letter:

As we turn the page to 2026, the outlook looks materially more constructive—fiscal and monetary policy provide accelerants to an already stable economy and with midterm elections looming, markets should benefit from less policy uncertainty.

It took only three days into the new year to discredit our expectation for less policy uncertainty in 2026, following the clandestine snatching of Nicolás Maduro. Further, the attack on Iran has potentially shifted the monetary outlook given the resulting spike in oil prices. A divided government after the midterms appears increasingly likely, which would mute fiscal impulse; we are 0 for 3 after just a few weeks into the year.

Policy uncertainty appears likely to prevail throughout this year, which we expect will weigh both risk assets and the economy, broadly.

Jobs

Job creation largely halted in 2025 as the economy generated only around 580,000 jobs— compared to around 2 million in 2024—marking the lowest labor expansion since 2020.2

Past performance does not guarantee future results. Please see page 14 for standardized returns.

Semi-Annual Report | March 31, 2026	3

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Amid many macro data points, the following may cause us the greatest concern: Americans are now more concerned about their jobs than they were during the Great Financial Crisis and COVID:

Job Market Sentiment

Source: Alpine Macro (03/04/2026)

We recall hiding cash in the freezer during the Global Financial Crisis and seeing people wearing ski outfits to the grocery store during the pandemic. Job worries are more pronounced now than during those wildly disruptive periods of American history.

Policy uncertainty and AI overhang likely explain much of the job slowdown. With neither factor likely to disappear soon, these “known unknowns” will likely present a semi-permanent drag on employment for the foreseeable future.

4	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Depleted consumer

Consumer spending remained strong throughout much of 2025, but with depleted COVID surpluses and years of compounded price pressures, many households reduced their savings to maintain spending:

U.S. Savings Rate

Source: January Chartbook Pantheon Macro (01/23/2026)

Heightened job uncertainty and AI fears may prompt households to rebuild their savings, which could present a near-term economic headwind.

Plus, higher gas prices effectively rob consumers of their discretionary spending—a regressive tax on households.

The Good

We adjusted this section due to events in Iran, and with that caveat, here are reasons for a positive outlook:

Profit bonanza

Corporate profits in the U.S. are booming thanks to a marked increase in productivity due, in part, from companies having reduced their workforces both through policy (e.g. return to work mandates) and attrition (fewer new hires).

Semi-Annual Report | March 31, 2026	5

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

These factors have propelled profitability for U.S. companies, as illustrated below:

Corporate Profit per Private Sector Employee:

Source: Alpine Macro (03/02/2026)

In isolation, higher profitability should power markets, or at minimum, prevent their collapse.

Potential monetary boost

Doing more with less is arguably the dream of any central banker because it enables non-inflationary, if not deflationary, economic growth.

Investors may recall that former Federal Reserve chairman Alan Greenspan refrained from hiking rates despite the roaring growth of the Dot-Com Era. Greenspan accurately anticipated the efficiency gains of information technology and held rates, allowing the economy to run.

Fed chair-designee Kevin Warsh seems inclined to follow a similar playbook.

Warsh signaled that productivity gains should enable further cuts even with inflation above target. If events in the Middle East de-escalate, we expect the Fed to push for cuts in 2H, particularly with the midterms in sight.

AI / Software

Beyond the macro-economy, we’d like to address a question we have heard from LPs—specifically, our thoughts on artificial intelligence and software.

6	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Leaning (but not racing) in

Firstly, we do not believe the processing power of artificial intelligence foretells doom for all software companies. Given entrenched market structures and durability of incumbency, technological superiority does not predetermine success for any business.

As a clear illustration, U.S. bonds and loans continue to trade through brokered markets, employing legacy technology like the telephone (invented in 1876) and Bloomberg Terminals (1982). More efficient tech definitely exists, but trillions of transactions are conducted every year using these anachronistic tools and processes.

AI could prove paradigm-busting, but historically, changing structures of business and society requires time.

The software coding widget maker?

We find the “buy” versus “build” debate somewhat specious. Can businesses potentially, in time, write their own software? Perhaps — but crucially, will they?

If the core of my business is making widgets, why re-engineer my operations to become a widget code-writing and widget making company? We believe few companies will endeavor to build coding platforms on top of their core business.

“Opportunity” doesn’t mean jump right in

We expect opportunities to surface amid the recent selloff given the disconnect between price and fundamentals.

Software likely faces a permanent valuation reappraisal. Capital structures levered 8.0x may have been viable in an era of 20x EBITDA valuations but will become Liability Management Exercise candidates in the new market paradigm. Suffice to say, lower leverage detach points have become paramount.

Plus, market technical factors will likely be challenging for some time.

Funds once specializing in software may soon have limited capital to deploy for the foreseeable future. These managers’ ability to raise new dollars will be limited as the market attempts to simultaneously lower software exposure. Excess capital will likely be funneled toward deleveraging newly impaired legacy positions rather than fresh allocations.

New software buyers will be funds like ACIF—those who have historically been less focused on the category and therefore face a higher-diligence hurdle.

We have been dabbling in names we like but see little need to buy in size in this market. There is no reason to attempt to bottom tick, and we see few signs that negative sentiment will lift in the near-term.

Where we see opportunity

We believe companies will be reticent to remove software solutions that serve as systems of record; proprietary data and information will remain sacrosanct.

Applications with tight systems and/or process integration or that facilitates industry specific workflows should demonstrate more resilience; programs supporting regulatory or compliance functions should enjoy lower displacement risk.

From a sector standpoint, healthcare—with its regulatory hurdles and high cost of error—will likely be more isolated from AI’s encroachment while content creation, management and design applications appear more vulnerable due to lower platform integration.

Content and IP itself should remain valuable as brands will be increasingly important amid the coming slop of low-cost media.

Assessing end markets will become paramount. Software targeting legal and accounting firms —both seemingly in AI’s crosshairs—may prove less compelling than applications supporting manufacturing and supply chain, for example.

Lastly, we believe ARR-based valuations may fade (given uncertainty about the durability of these “recurring revenue”) as the market reverts to traditional cash flow and EBITDA metrics in this vertical.

Semi-Annual Report | March 31, 2026	7

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

The illogic of AI catastrophizing

A certain high-profile research report predicting the death of white-collar work contains a logical flaw that obviates its argument.

Readers may recall the guarded outlook of AI we have articulated in the past. The capabilities of AI are undeniable, but its staggering capital consumption and infrastructure requirements may ultimately thwart its full realization.

Cash Burn of Certain Emerging Technology Companies

Source: Bloomberg, The Information, OpenAI’s cash burn forecasted 2026 - 2029 (03/04/2026)

Inherently, AI’s success could sow the seeds of its own demise—a self-destructive reflexivity, of sorts.

In our consumer-led economy, AI cannot simultaneously eliminate the nation’s highest paying jobs and retain access to the capital required to scale. Mass layoffs would crush aggregate demand, leading to the collapse in the economy/markets, which would in turn, choke AI spending.

Data centers and computer power are not free and therefore, AI cannot exist without a robust economy at its foundation.

Private credit in the headlines

Starting with high-profile bankruptcies last year and now entangled in software’s woes, private credit has been trapped in negative headlines for several months.

8	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Lessons NOT learned

Private credit as an asset class is not impaired. Lost among the histrionic headlines, non-accruals of ~3% and write-offs remain consistent with historical averages.3

We would also highlight the startling inconsistency of a recently published forecast for 15% defaults in private credit.6 Much as yield represents a global phenomenon, spread products (ergo default assumptions) apply across all credit instruments.

U.S. High Yield Spreads have widened ~40 basis points (“bps”) since the escalation of events in the Middle East. Much of this selloff has been driven by rates (not credit risk) as evidenced by BB’s relative weakness.4

Even at these moderately wider levels, and assuming only 200bps of Excess Spread, U.S. High Yield spread of 320bps implies a default rate in the 2.0% context.5

Bluntly, we believe it is absurd to suggest one corporate credit product will realize 15% defaults while the other U.S. corporate credit market in signaling ~2.0%.

Further, quarterly liquidity funds are not fundamentally flawed. Rather, they have the ability to protect investors’ hard-earned savings from periods of market irrationality and enable access to otherwise unavailable assets.

Has too much money been allocated to private credit? Relative to the Total Addressable Market, unambiguously no. Has too much money been allocated to too few funds? Again, we believe the answer appears clear.

Market recalibration?

We are hopeful that recent private market tremors prompt a reassessment by allocators.

Far too many investors blindly selected funds under the flawed assumption that size provides safety. In our view, concentration of capital can result in lower yields and the degradation of investor protections as platforms race to deploy dollars and win deals rather than engage in asset selection.

The Opportunity

AI caused modest market recalibration, but valuations remain elevated.

Historically, high starting valuation for the Standard & Poor’s 500 Index (“S&P 500”) provides little predictive power for measuring returns one year in the future. However, high valuation demonstrates a strong ability to forecast potential gains over a five-year time horizon. As demonstrated below, from today’s starting point, investors can expect a five-year annualized return of 0.0% from the S&P 500:

Semi-Annual Report | March 31, 2026	9

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Forward Price to Earnings (“P/E”) and subsequent 1-year returns and 5-year annualized returns (S&P 500 Total Return Index)

Source: “Guide to the Markets,” JP Morgan (10/07/2025)

In the current backdrop, equities offer investors risk, with little hope for return.

Similarly, credit spreads have widened modestly amid the software selloff and Middle Eastern conflict but remain within range of historic tights.

With public markets affording investors little potential return, private credit—despite the noise—remains one of the few segments to provide potential for excess return.

Fund Performance

Again, the Fund generated a total return of 2.93% in the period, compared to 1.05% for the Bloomberg U.S. Aggregate Total Return Index, 0.66% for the Morningstar / LSTA Loan Total Return Index and 0.79% for the Bank of America U.S. High Yield Index.1

We remain focused on cumulative returns, which better aligns with our investment perspective. As evident below, the Fund continues to notably outpace all fixed income benchmarks:

Cumulative Returns, Since Inception

Alternative Credit Income Fund (RCIIX)ii	89.2%
Bloomberg U.S. Aggregate Total Return Value Indexiii	20.5%
Morningstar / LSTA Loan Total Return Indexi[v]	71.7%
Bank of America High Yield Index[v]	77.1%

Source: Bloomberg. Total return from 10/27/2015 through March 31, 2026

10	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

What didn’t work (yet)

The largest detractor in the period stemmed from the restructuring of Vortex Opco (doing business as United Site Services).

Our long-term partners may recall that the Fund has been in-and-out of United Site Services many times since ~2018. As the dominant player in the porta potty business—a category essentially immune from e-commerce or AI—United Site Services had been among our favorite businesses.

Despite its business merits, United Site Service proved not to be immune to poor management. We were slow to recognize the degree to which leadership (who had helped generate one of the Fund’s biggest gains during their tenure as CEO of BlueLine Rental) had impaired this once dominant industry player.

What worked

We still find the middle market to be a fertile hunting ground as many market participants have left this market behind or have chosen to eschew this diligence-intensive segment.

Almost a year ago ACIF provided financing for a founder owned and operated whiskey distillery in the Midwest. We believe many lenders overlooked the opportunity given the industry’s well-documented post-COVID oversupply. However, the business enjoyed significant asset value and contractual revenue, which more than offset the market’s challenges. A year after close (almost to the day), our partner sold a portion of its barrel inventory, providing a positive outcome for holders of the Alternative Credit Income Fund.

Further, loans backing pet supply company Phillips Pet & Supply traded up more than 10% during the six months on stronger fundamentals. Further, after period end, Phillips merged its business with the pet supply assets of a publicly listed company, forming a NewCo with significant greater scale—vital in this category.

Highlighting another “win” for our shareholders in the period, recall, in early 2025 the Fund largely exited its exposure to public BDCs. Concerned by valuations and market frenzy, we knowingly reduced the assets to around 1% of AUM—down from greater than 20% at its peak. These decisions enable our shareholders to sidestep the pronounced volatility that public BDCs demonstrated in 4Q 2025 and 1Q 2026.

What we are excited about going forward

To reiterate, there is not a problem with private credit as an asset class. There is not a problem with vehicle structure. We only have a market structure problem: too much capital has chased the same trade—large cap private market.

These concentration dynamics have been an unambiguous positive for ACIF’s investment strategy and we now enjoy a less competitive environment in our segment. Other credit managers have either raced upmarket or sold to other platforms.

Recent headlines may prompt investors to pull back, but savvy allocators know this is the exact time to lean into private credit.

Past performance does not guarantee future results. Please see page 14 for standardized returns.

We feel our pipeline remains robust. Despite all the headlines, there has been no disruption in demand for capital from our country’s small and medium-sized businesses. Media reports about the machinations of fund managers or fund structures are of little concern to business owners; they simply want money to grow.

Plus, as many investors retreat, more opportunities will arise for those who remain dedicated to private credit.

Positioning

As noted above, the Fund has significantly reduced its public market exposure given valuation concerns. We nevertheless remain mindful that opportunities in public markets can surface quickly during periods of market dislocation. Hence, we remain watchful for attractive entry points.

Conclusion

Our partners are likely aware of plans to merge the Alternative Credit Income Fund with another vehicle, the BC Partners Lending Corporation (or BCPL). We would distill the rationale for this decision to one word: Resilience.

Semi-Annual Report | March 31, 2026	11

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

Amid the hostile narrative surrounding private lending, we must provide investors with a vehicle to better navigate the uncertainty. Private vehicles simply provide greater protection than mutual funds.

Further, shareholders will enjoy operating leverage as part of a larger vehicle. As our shareholders know expense ratio can migrate lower with a greater base of assets, which will compound to provide a meaningful benefit to our holders.

The biggest benefit, we believe, will result from a greater ability to scale as part of a larger vehicle.

When we launched more than 10 years ago, the fixed income markets looked structurally quite different. What had once been a widely distributed market with many asset managers—providing room for the Resource America’s of the world—has rapidly consolidated into a handful of monster firms.

Mystifyingly, the market had decided to reward size for the sake of size, providing little oxygen for the Alternative Credit Income Fund to raise new dollars. We simply lacked the size to compete against the huge funds.

Again, we hope that recent tumult in private credit will force a reconciliation in the market and perhaps the recognition that “bigger” is not better. In fact, as we have seen in recent months “bigger” often hurts shareholders as large platforms lower standards to deploy their capital hordes; we highlight the disappearance of covenants from large deals as evidence of this dynamic.

The market shifting its perspective on size is something we hope for but cannot expect. Hence, merging the Alternative Credit Income Fund with BCPL provides the best step to achieve the scale needed to compete in this backdrop.

I started this fund with just $2.4 million in October 2015 based on a belief in semi-liquid vehicles and a conviction that retail investors deserve access to private markets. More than 10 years later, we remain unwavering in these beliefs.

It may sound hackneyed, but the faith you have shown me (amid two market panics and three different owners) is the greatest honor of my life. I had hoped for a better outcome, but market structure is beyond my control. Other than becoming a father and a husband, the Alternative Credit Income Fund is the greatest achievement of my life.

With every fiber of my being, thank you.

Regards,

Michael Terwilliger, CFA

Portfolio Manager*

Alternative Credit Income Fund

[1]	Bloomberg, Total Return from 09/30/2025 – 03/31/2026, for Alternative Credit Income Fund (RCIIX), Bloomberg U.S. Aggregate Total Return Index, Morningstar Loan Total Return Index and Bank of America U.S. High Yield Index.
[2]	Bureau of Labor Statistics
[3]	“BDC Sector Outlook – Weak Sentiment but Stable Credit Quality,” Clear Street (03/13/2026).
[4]	BB bonds typically outperform in a credit/spread driven selloff and underperform in an interest rate lead selloff, given the added duration.
[5]	Applying 200bps of Excess Spread, which is below long-term averages, and applying at 40% loss given default.
[6]	Private Credit Fears Deepen with UBS Warning of 15% Defaults,” Bloomberg (02/24/2026).
*	Effective October, 31, 2020, Sierra Crest Investment Management LLC (“Sierra Crest”) replaced Resource Alternative Advisor, LLC (“Resource”) as the Fund’s investment adviser. Michael Terwilliger has joined Sierra Crest as a portfolio manager to the Fund.
[i]	Fund performance refers to that of Class I. Reflects six-month returns through 03/31/2026. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103. The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2027, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding incentive fees, borrowing costs, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59% per annum of the Fund’s average daily net assets attributable to Class A shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser (or the previous investment adviser) waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

12	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

March 31, 2026 (Unaudited)

ii	Fund performance refers to that of Class I. Reflects cumulative returns 10/27/2015 through 03/31/2026. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.
iii	Bloomberg U.S. Aggregate Total Return Value Index – The Bloomberg U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The “total return” version reflects both price changes and income from the underlying bonds. Investors cannot invest directly in an index. Reflects cumulative return from 10/27/2015 through 03/31/2026.
iv	Morningstar LSTA US Leveraged Loan TR USD Index - The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.
[v]	Bank of America High Yield Index (H0A0), 10/27/2015 through 03/31/2026.

Important information:

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. To obtain a prospectus containing this and other information, please call (800) 806-9756 or download the file from www.AltCIF.com. Read the prospectus carefully before you invest.

The Fund is distributed by ALPS Distributors, Inc. (ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203). Sierra Crest Investment Management, LLC (the Fund’s investment adviser), its affiliates, and ALPS Distributors, Inc. are not affiliated.

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor’s shares, when redeemed, may be worth more or less than their original cost. Alternative investment funds, ETFs, interval funds, and closed-end funds are subject to management and other expenses, which will be indirectly paid by the Fund. Debt instruments are subject to credit risk and interest rate risk and may be subordinated to more senior debt instruments. Business Development Companies (BDCs) often use leverage to enhance returns and are subject to interest rate risk, credit risk, and liquidity risk. CLOs are debt instruments but also carry additional risks related to the complexity and leverage inherent in the CLO structure. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

There currently is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. Shares of the Fund will not be listed on any securities exchange, which makes them inherently illiquid. An investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than the liquidity provided through the Fund’s repurchase policy. The Fund’s distributions policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, resulting in less of a shareholder’s assets being invested in the Fund, and, over time, increase the Fund’s expense ratio. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses, as well as the applicable sales load. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers, regardless of how the Fund performs. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. The sales of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s Net Asset Value (NAV).

An investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than liquidity provided through the Fund’s repurchase policy.

The Fund’s distributions policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, resulting in less of a shareholder’s assets being invested in the Fund, and, over time, increase the Fund’s expense ratio.

Semi-Annual Report | March 31, 2026	13

Alternative Credit Income Fund	Portfolio Update

March 31, 2026 (Unaudited)

The Fund’s performance figures for the periods ended March 31, 2026, compared to its benchmark:

	1 Month	Quarter	6 Month	YTD	Inception
Alternative Credit Income Fund - A - Without Load	0.63%	0.30%	2.80%	0.30%	4/17/15
Alternative Credit Income Fund - A - With Load	-5.18%	-5.47%	-3.15%	-5.47%	4/17/15
Alternative Credit Income Fund - C - Without Load	0.56%	0.02%	2.42%	0.02%	4/17/15
Alternative Credit Income Fund - C - With Load(a)	-0.43%	-0.96%	1.43%	-0.96%	4/17/15
Alternative Credit Income Fund - I - Without Load	0.58%	0.36%	2.93%	0.36%	4/17/15
Alternative Credit Income Fund - W - Without Load	0.52%	0.30%	2.80%	0.30%	4/17/15
Alternative Credit Income Fund - L - Without Load	0.56%	0.24%	2.67%	0.24%	7/28/17
Alternative Credit Income Fund - L - With Load	-3.75%	-4.05%	-1.75%	-4.05%	7/28/17
Morningstar LSTA US Leveraged Loan Index	0.54%	-0.55%	0.66%	-0.55%	4/17/15

	1 Year	3 Year	5 Year	Since Inception*	Inception
Alternative Credit Income Fund - A - Without Load	6.54%	5.64%	3.87%	5.73%	4/17/15
Alternative Credit Income Fund - A - With Load	0.39%	3.58%	2.65%	5.08%	4/17/15
Alternative Credit Income Fund - C - Without Load	5.87%	4.88%	3.09%	5.12%	4/17/15
Alternative Credit Income Fund - C - With Load(a)	4.88%	4.88%	3.09%	5.12%	4/17/15
Alternative Credit Income Fund - I - Without Load	6.82%	5.90%	4.11%	5.97%	4/17/15
Alternative Credit Income Fund - W - Without Load	6.54%	5.64%	3.85%	5.68%	4/17/15
Alternative Credit Income Fund - L - Without Load	6.27%	5.43%	3.62%	4.63%	7/28/17
Alternative Credit Income Fund - L - With Load	1.72%	3.91%	2.72%	4.10%	7/28/17
Morningstar LSTA US Leveraged Loan Index	4.81%	8.00%	5.93%	4.92%	4/17/15

*	Annualized total return
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 28, 2026, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 5.13% for Class A, 5.82% for Class C, 5.15% for Class W, 4.93% for Class I and 5.45% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 4.54% for Class A, 5.29% for Class C, 4.54% for Class W, 4.29% for Class I and 4.79% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14	www.altcif.com

Alternative Credit Income Fund	Portfolio Update

March 31, 2026 (Unaudited)

Consolidated Portfolio Composition as of March 31, 2026

Asset Type	Percent of Net Assets
Bank Loans	72.28%
Private Investment Funds	17.53%
Common Equity	9.36%
Asset-Backed Securities	3.25%
Preferred Stock	3.24%
Interval Fund	2.38%
Corporate Bonds	2.21%
Equipment Financing	0.32%
Warrants	0.27%
Joint Venture	0.18%
Derivatives	–%
Total Investments	111.02%
Liabilities in Excess of Other Net Assets	(11.02)%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Semi-Annual Report | March 31, 2026	15

Alternative Credit Income Fund	Consolidated Schedule of Investments

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (72.28%)(a)(b)
Communication Services (3.54%)
Next Flight Ventures, Delayed Draw Term Loan(c)(d)(e)	13.95%	13.95% PIK	12/26/2026	$1,144,828	$1,115,900
Next Flight Ventures, First Lien Term Loan(c)(e)	13.96%	13.96% PIK	12/26/2026	5,267,552	5,149,645
					6,265,545
Consumer Discretionary (4.83%)
Arrow Purchaser, Inc., First Lien Initial Term Loan(c)	10.71%	3M SOFR + 6.75%, 1.00% Floor	04/15/2028	1,937,500	1,923,938
Lucky Bucks Holdings LLC, Subordinated Note(c)(f)	–%	3M SOFR + 4.75%, 0.75% Floor	05/29/2028	10,013,460	1,938,606
Needle Holdings LLC, First Lien Term Loan(c)(f)	–%	1M SOFR + 9.00%	06/22/2027	63,661	–
PMP OPCO, LLC, Delayed Draw Term Loan(c)(d)(g)	12.28%	6M SOFR + 8.50%, 2.00% Floor	05/31/2029	383,660	338,875
PMP OPCO, LLC, First Lien Term Loan(c)(g)	12.13%	6M SOFR + 8.50%, 2.00% Floor	05/31/2029	1,120,078	1,020,727
PMP OPCO, LLC, Revolver(c)(d)(g)	–%	6M SOFR + 8.50%, 2.00% Floor	05/31/2029	–	(12,473)
Riddell Inc., First Lien Term Loan(c)(g)	9.68%	1M SOFR + 6.00%, 1.00% Floor	03/29/2029	3,338,669	3,338,669
					8,548,342
Consumer Staples (6.09%)
BrightPet, First Lien Term Loan(c)(e)	10.82%	3M SOFR + 4.00%, 3.00% PIK, 1.00% Floor	01/04/2028	1,935,417	1,446,725
BrightPet, Revolver(c)(e)	10.82%	3M SOFR + 4.00%, 1.00% Floor	01/04/2028	526,747	393,743
Florida Food Products, LLC, Second Lien Term Loan C(c)(e)	8.76%	3M SOFR + 3.00%, 2.00% PIK, 1.00% Floor	10/15/2030	894,767	657,063
Florida Food Products, LLC, Second Lien Term Loan D(c)(e)	8.91%	3M SOFR + 3.00%, 2.00% PIK	10/15/2030	97,356	71,492
Florida Food Products, LLC, Third Lien Term Loan(c)(e)	11.76%	3M SOFR + 8.00% PIK, 0.75% Floor	04/15/2031	4,761,957	3,309,560
Phillips Feed Service, Inc., First Lien Term Loan(c)	10.77%	1M SOFR + 7.00%	12/31/2026	5,250,000	4,906,650
					10,785,233
Financials (16.51%)
BetaNXT, Inc., First Lien Term Loan(c)	9.45%	3M SOFR + 5.75%	07/01/2029	2,021,559	1,963,135
Cor Leonis Limited, Revolver(c)(d)	10.95%	3M SOFR + 7.25%, 1.50% Floor	05/15/2028	3,032,521	3,032,521
DeltaDx Limited, LP - Barri/Dolex(c)(e)	15.00%	15.00% PIK	06/14/2028	412,124	410,063
Hunter Point Capital Structured Notes Issuer, LLC, Subordinated Delayed Draw Notes(c)	–%	N/A	07/15/2052	5,694,718	8,834,215
Money Transfer Acquisition Inc., First Lien Term Loan(c)	12.02%	1M SOFR + 8.25%, 1.00% Floor	12/14/2027	5,775,823	5,746,944
PMA Parent Holdings LLC, First Lien Term Loan(c)	8.45%	3M SOFR + 4.75%, 0.75% Floor	01/31/2031	2,742,918	2,719,055
PMA Parent Holdings LLC, Revolver(c)(d)	–%	3M SOFR + 4.75%, 0.75% Floor	01/31/2031	–	(2,176)
PocketWatch, Inc., First Lien Term Loan(c)	14.99%	N/A	07/15/2027	1,115,612	1,115,612
PocketWatch, Inc., First Lien Term Loan - Incremental(c)	13.80%	N/A	01/30/2028	887,386	887,386
SouthStreet Securities Holdings, Inc., First Lien Term Loan(c)	9.00%	N/A	09/20/2027	2,700,000	2,511,000
TA/WEG HOLDINGS, LLC, Delayed Draw Term Loan(c)	7.91%	3M SOFR + 4.25%, 5.50% Floor	10/02/2028	1,989,786	1,989,786
TA/WEG HOLDINGS, LLC, Revolver(c)(d)	–%	3M SOFR + 4.25%, 5.50% Floor	10/02/2028	–	–
					29,207,541
Health Care (13.36%)
American Academy Holdings, LLC, Delayed Draw Term Loan(c)(e)	13.18%	3M SOFR + 4.50%, 5.25% PIK, 1.00% Floor	06/30/2027	424,504	448,913
American Academy Holdings, LLC, First Lien Term Loan(c)(e)	13.18%	3M SOFR + 4.50%, 5.25% PIK, 1.00% Floor	06/30/2027	2,139,499	2,262,520
American Academy Holdings, LLC, Second Lien Term Loan(c)(e)	14.50%	14.50% PIK	03/01/2028	5,062,826	5,006,123
PhyNet Dermatology LLC, First Lien Term Loan(c)(e)	10.17%	3M SOFR + 6.50%, 1.00% Floor	10/20/2029	1,995,955	1,951,046
Premier Radiology Acquisition, Inc, First Lien Term Loan(c)	10.77%	1M SOFR + 7.00%, 3.00% Floor	06/09/2028	1,456,802	1,427,666
Upstream Newco, Inc., Amended Second Lien Term Loan(c)(e)	12.69%	3M SOFR + 9.00%	05/20/2030	2,386,011	2,991,581
Upstream Rehabilitation, Inc., Second Lien Term Loan(c)(e)	13.29%	3M SOFR + 9.50%	05/20/2030	7,749,387	6,470,738

See Notes to Consolidated Financial Statements.

16	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (72.28%)(a)(b)
Health Care (13.36%) (continued)
VBC Spine Opco LLC (DxTX Pain and Spine LLC), Delayed Draw Term Loan(c)	10.24%	1M SOFR + 6.50%, 2.00% Floor	06/14/2029	$1,085,617	$1,074,760
VBC Spine Opco LLC (DxTX Pain and Spine LLC), First Lien Term Loan(c)	10.31%	3M SOFR + 6.50%, 2.00% Floor	06/14/2029	1,869,626	1,850,929
VBC Spine Opco LLC (DxTX Pain and Spine LLC), Revolver(c)(d)	10.17%	3M SOFR + 6.50%, 2.00% Floor	06/14/2029	161,290	157,258
					23,641,534
Industrials (8.12%)
Accordion Partners LLC, Delayed Draw Term Loan(c)	8.68%	3M SOFR + 5.00%, 0.75% Floor	11/17/2031	334,927	334,927
Accordion Partners LLC, First Lien Term Loan(c)	8.68%	3M SOFR + 5.00%, 0.75% Floor	11/17/2031	1,664,805	1,664,805
Accordion Partners LLC, Revolver(c)(d)	–%	3M SOFR + 5.00%, 0.75% Floor	11/17/2031	–	–
Epic Staffing Group, First Lien Term Loan(c)	9.73%	6M SOFR + 6.00%, 0.50% Floor	06/28/2029	1,929,185	1,579,617
Marvel APS, Delayed Draw Term Loan(c)(e)(h)	10.00%	10.00% PIK	12/21/2027	3,812,027	5,177,229
Material Handling Systems, Inc., First Lien Term Loan(c)	9.36%	6M SOFR + 5.50%, 0.50% Floor	06/08/2029	1,863,129	1,014,623
Newbury Franklin Industrials, LLC, Delayed Draw Term Loan(c)(d)	10.63%	6M SOFR + 7.00%, 2.00% Floor	12/11/2029	451,678	442,927
Newbury Franklin Industrials, LLC, First Lien Term Loan(c)	10.62%	6M SOFR + 7.00%, 2.00% Floor	12/11/2029	3,962,993	3,906,323
VORTEX OPCO, LLC, First Lien Term Loan (Second Out)(c)(f)	–%	3M SOFR + 4.25%, 0.50% Floor	12/15/2028	1,572,384	243,719
					14,364,170
Information Technology (19.83%)
Accurate Background, LLC, First Lien Term Loan(c)	9.96%	3M SOFR + 6.00%, 1.00% Floor	03/26/2029	4,310,444	4,308,289
Ancile Solutions, Inc., First Lien Term Loan(c)	13.94%	3M SOFR + 10.00%, 1.00% Floor	06/11/2026	3,261,324	3,336,335
Colonnade Intermediate, LLC, Delayed Draw Term Loan(c)(f)	–%	1M SOFR + 7.00%, 1.00% Floor	09/30/2026	1,689,686	1,045,071
Colonnade Intermediate, LLC, First Lien Term Loan(c)(f)	–%	1M SOFR + 7.00%, 1.00% Floor	09/30/2026	1,767,935	1,093,468
DCert Buyer, Inc. First Amendment Term Loan Refinancing, Second Lien Term Loan(c)	10.67%	1M SOFR + 7.00%	02/16/2029	3,600,000	2,781,000
Diamanti, Inc., Subordinated Note(c)(e)	17.50%	17.50% PIK	04/01/2026	4,961,257	5,261,909
Dun & Bradstreet Holdings, Inc., First Lien Term Loan(c)	9.18%	3M SOFR + 5.50%, 0.75% Floor	08/26/2032	1,692,448	1,681,785
Dun & Bradstreet Holdings, Inc., Revolver(c)(d)	–%	3M SOFR + 5.50%, 0.75% Floor	08/26/2032	–	(1,069)
Ivanti Security Holdings LLC, NewCo First Lien Term Loan(c)	9.41%	3M SOFR + 5.75%, 2.00% Floor	06/01/2029	294,580	294,580
Ivanti Software, Inc., Second Lien Initial Term Loan(c)	11.17%	3M SOFR + 7.25%, 1.00% Floor	06/01/2029	4,040,000	1,424,100
Kofax, Inc., Second Lien Term Loan(c)	11.42%	3M SOFR + 7.75%, 0.50% Floor	07/20/2030	4,000,000	2,460,000
Metrc Inc., Delayed Draw Term Loan(c)(d)	–%	3M SOFR + 5.50%, 1.00% Floor	09/30/2031	–	1,267
Metrc Inc., First Lien Term Loan(c)	9.20%	3M SOFR + 5.50%, 1.00% Floor	09/30/2031	294,236	287,674
Metrc Inc., Revolver(c)(d)	–%	3M SOFR + 5.50%, 1.00% Floor	09/30/2031	–	(3,457)
Phoenix Finance, Inc., First Lien Term Loan(c)(e)	12.70%	12.70% PIK	08/14/2028	945,798	927,071
Phoenix Finance, Inc., Second Lien Term Loan(c)(e)	11.34%	11.34% PIK, 1.00% Floor	08/14/2028	1,683,612	1,559,361
Precisely Software Incorporated, Second Lien Term Loan(c)	11.18%	3M SOFR + 7.25%, 0.75% Floor	04/23/2029	3,000,000	2,150,625
Spectrio, Delayed Draw Term Loan(c)(e)	9.68%	3M SOFR + 6.00%, 1.00% Floor	12/09/2026	1,174,785	961,914
Spectrio, First Lien Term Loan(c)(e)	9.67%	3M SOFR + 6.00%, 1.00% Floor	12/09/2026	2,816,509	2,306,157
VTX Intermediate Holdings, Inc., First Lien Term Loan(c)(e)	10.93%	1M SOFR + 6.00%, 1.00% PIK, 2.00% Floor	12/12/2029	1,159,143	1,147,552
VTX Intermediate Holdings, Inc., Second Lien Term Loan(c)(e)	12.50%	12.50% PIK	12/12/2030	2,116,980	2,064,055
					35,087,687
TOTAL BANK LOANS
(Cost $141,424,916)					127,900,052

CORPORATE BONDS (2.21%)(a)(b)
Communications (1.11%)
Spanish Broadcasting System, Inc.(j)	9.75%	N/A	03/01/2026	3,000,000	1,980,000
Consumer Discretionary (–%)
Monitronics - Escrow(c)	–%	N/A	12/31/2049	2,650,000	–

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	17

Alternative Credit Income Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal Value
CORPORATE BONDS (2.21%)(a)(b)
Financials (1.07%)
EJF CRT 2024-R1 LLC, Class R1(c)	11.51%	1M CMTR + 7.75%, 7.75% Floor	12/17/2055	$1,886,943	$1,886,943
Industrials (0.03%)
VORTEX OPCO, LLC(f)(j)	–%	0	04/30/2030	3,126,046	45,843
TOTAL CORPORATE BONDS
(Cost $6,128,786)					3,912,786

ASSET BACKED SECURITIES (3.25%)(b)
Financials (3.25%)
Canyon Capital CLO 2014-1, Ltd., Class ER(f)(j)	–%	3M SOFR + 7.70%	01/30/2031	1,000,000	206,272
JMP Credit Advisors CLO IV, Ltd.(c)(f)(g)	–%	N/A	07/17/2029	4,836,540	15,961
JMP Credit Advisors CLO V, Ltd.(c)(f)(g)	–%	N/A	07/17/2030	4,486,426	294,758
Mount Logan Funding 2018-1 LP(c)(g)(j)	17.20%	0	01/22/2033	7,798,575	4,084,114
Octagon Investment Partners 36, Ltd., Class F(j)	11.68%	3M SOFR + 7.75%	04/15/2031	1,000,000	365,223
Octagon Investment Partners XIV, Ltd., Class ER(f)(j)	–%	3M SOFR + 8.35%	07/15/2029	2,132,000	–
Saranac CLO VII, Ltd., Class ER(f)(j)	–%	3M SOFR + 6.72%	11/20/2029	558,276	53,242
Tralee CLO II, Ltd., Class ER, Class ER(j)	11.78%	3M SOFR + 7.85%	07/20/2029	1,000,000	727,552
Tralee CLO II, Ltd., Class FR, Class FR(f)(j)	–%	3M SOFR + 8.85%	07/20/2029	1,000,000	139
					5,747,261
TOTAL ASSET BACKED SECURITIES
(Cost $9,226,188)					5,747,261

EQUIPMENT FINANCING (0.32%)(a)(b)
Financials (0.32%)
White Oak Equipment Finance 1, LLC(c)(k)	10.75%	N/A	01/01/2027	562,292	562,292
TOTAL EQUIPMENT FINANCING
(Cost $562,292)					562,292

	Dividend
	Rate	Shares	Value
PREFERRED STOCK (3.24%)(b)
Communication Services (1.73%)
Invisible Narratives, LLC, Preferred(c)(i)		8,733,625	3,056,438
Consumer Discretionary (0.87%)
EBSC Holdings LLC, Preferred(c)(e)(g)	10.00% PIK	1,218,077	1,389,948
Princeton Medspa Partners, LLC, Preferred(c)(e)(g)(k)	12.50% PIK	310,013	147,984
			1,537,932
Consumer Staples (0.31%)
Middle West Spirits Holdings, LLC, Preferred(c)(e)	10.00% PIK	482,058	543,954
Health Care (0.08%)
American Academy Holdings. Inc., Preferred Units(c)(k)		90,970	151,897
Industrials (0.25%)
GreenPark Infrastructure, LLC Series A(c)(g)(i)(k)		400	60,563
Phoenix Aviation Capital LLC, Preferred(c)(e)(g)(k)	7.00% PIK	462,512	393,135
			453,698
TOTAL PREFERRED STOCK
(Cost $5,583,850)			5,743,919

	Shares	Value
COMMON EQUITY (9.36%)(b)
Communication Services (0.03%)
Next Flight Ventures(c)(i)	88	45,106

See Notes to Consolidated Financial Statements.

18	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

	Shares	Value
COMMON EQUITY (9.36%)(b) (continued)
Communication Services (0.03%) (continued)

NFV Co-Pilot, Inc.(c)(i)	441	$14,593
		59,699
Consumer Discretionary (0.61%)
CEC Entertainment, Inc.(i)	79,564	1,074,114
JoAnn Inc.(c)(i)	1,570,371	–
		1,074,114
Consumer Staples (2.69%)
Cooper OH Originations, LLC SPV(c)(k)	40,000	4,728,815
Middle West Spirits Holdings, LLC, Common Stock(c)(i)	45	26,467
		4,755,282
Diversified (1.51%)
BCP Investment Corporation(g)	31,482	236,745
CION Investment Corp.	120,800	826,272
Franklin BSP Capital Corp.	60,386	819,608
WhiteHorse Finance, Inc.	107,328	794,227
		2,676,852
Financials (0.78%)
AIP Capital, LLC(c)(i)(k)	30	12,368
Aperture Dodge 18 LLC(c)(i)	2,070,110	1,373,010
		1,385,378
Health Care (0.34%)
American Academy Holdings. Inc., Common Units(c)(i)(k)	0.05	318,658
DxTx Pain and Spine LLC, Common Units(c)(i)(k)	98,854	277,618
		596,276
Industrials (0.57%)
GreenPark Infrastructure, LLC Series M-1(c)(g)(i)(k)	2,565	884,946
Incora Top Holdco LLC(c)(i)	5,350	–
Phoenix Aviation Capital LLC, Common Stock(c)(g)(i)(k)	1.26	118,043
		1,002,989
Information Technology (0.67%)
BGPT Maverick, L.P.(c)(i)	1,000,000	1,184,745
VTX Holdings, LLC(c)(i)	932,474	3,784
		1,188,529
Real Estate (2.16%)
Copper Property CTL Pass Through Trust(k)	319,520	3,469,987
Rebound Investment LP(c)(d)	335,000	349,076
		3,819,063
TOTAL COMMON EQUITY
(Cost $21,673,501)		16,558,182

Value
PRIVATE INVESTMENT FUNDS (17.53%)(b)
BlackRock Global Credit Opportunities Fund, LP(d)(l)(m)	6,316,394
CVC European Mid-Market Solutions Fund(d)(l)(m)	1,128,696
EJF Financial Debt Strategies Fund LP(m)	792,471
GSO Credit Alpha Fund II LP(d)(l)(m)	1,035,843
Monroe Capital Private Credit Fund III LP(d)(l)(m)	3,429,573
Pelham S2K SBIC II, L.P.(d)(l)(m)	518,458

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	19

Alternative Credit Income Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

	Shares	Value
PRIVATE INVESTMENT FUNDS (17.53%)(b) (continued)
Tree Line Credit Strategies LP(l)(m)		$17,800,341
		31,021,776
TOTAL PRIVATE INVESTMENT FUNDS
(Cost $35,393,546)		31,021,776

JOINT VENTURE (0.18%)(b)
Joint Venture (0.18%)
Series B - Great Lakes Funding II LLC(d)(g)(m)(n)	362,064	327,197
TOTAL JOINT VENTURE
(Cost $362,064)		327,197

	Shares	Value
INTERVAL FUND (2.38%)(b)
Diversified (2.38%)
Opportunistic Credit Interval Fund(g)	362,837	4,208,906
TOTAL INTERVAL FUND
(Cost $4,368,554)		4,208,906

WARRANTS (0.27%)(b)
Consumer Discretionary (0.00%)
Princeton Medspa Partners, LLC(c)(g)(k)	0.01	1,992
Financials (0.27%)
SouthStreet Securities Holdings, Expires 09/20/2027(c)	3,400	469,336
Information Technology (–%)
Diamanti, Inc., Class A, Strike Price $0.01, Expires 4/29/2032(c)	146,413	–
TOTAL WARRANTS
(Cost $390,456)		471,328

	Number of
	Contracts	Value
DERIVATIVES (–%)(b)
Consumer Discretionary (–%)
Princeton Medspa Partners, LLC, Put Option(c)(g)(k)(o)	250,000	–
TOTAL DERIVATIVES
(Cost $–)		–

INVESTMENTS, AT VALUE (111.02%)
(COST $225,114,153)		$196,453,699
LIABILITIES IN EXCESS OF OTHER ASSETS (-11.02%)		(19,497,966)
NET ASSETS - (100.00%)		$176,955,733

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

PIK - Payment in-Kind

Reference Rates:

1M SOFR - 1 Month US SOFR as of March 31, 2026 was 3.65%

3M SOFR - 3 Month US SOFR as of March 31, 2026 was 3.68%

6M SOFR - 6 Month US SOFR as of March 31, 2026 was 3.86%

1M CMTR - 1 Month Constant Maturity Treasury Rate was 3.74%

See Notes to Consolidated Financial Statements.

20	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

(a)	Variable rate investment, unless otherwise noted above. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	These investments are pledged to secure the Fund’s debt obligations.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(d)	All or a portion of this commitment was unfunded as of March 31, 2026.
(e)	Payment in kind security which may pay interest in additional par.
(f)	Non-accrual investment. Beginning during the six month ended March 31, 2026, the Company recognized interest income to the extent that it is received in cash on its loans to Colonnade Intermediate, LLC (cash basis income recognition).
(g)	Affiliate company.
(h)	Principal balance denominated in euros.
(i)	Non-income producing security.
(j)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2026, the aggregate market value of those securities was $7,462,385, representing 4.21% of net assets.
(k)	Investment held through ACIF Master Blocker, LLC, a wholly-owned subsidiary. As of March 31, 2026, the aggregate market value of those securities was $11,128,298, representing 6.29% of net assets.
(l)	Investment is held through CIF Investments LLC, a wholly-owned subsidiary. As of March 31, 2026, the aggregate market value of those securities was $30,229,305, representing 17.08% of net assets.
(m)	Restricted security.
(n)	During the three-month period ended March 31, 2026, the Fund invested $27,428 in Series B – Great Lakes Funding II LLC units, received a return of capital distribution of $-, and reported change in unrealized depreciation of $18,927. Additionally, Series B – Great Lakes Funding II LLC declared distributions of $11,294 during the three-month period ended March 31, 2026.
(o)	Information related to the Fund’s derivatives is presented below as of March 31, 2026:

Description	Counterparty	Number of Shares	Notional Amount	Exercise Price	Expiration Date	Value
Put Option	Princeton Medspa Partners, LLC	250,000	250	2	N/A	-

Securities determined to be restricted under the procedures approved by the Fund’s Board of Trustees are as follows.

Date(s) of Purchases	Security	Cost	Value	% of Net Assets
03/31/2018 - 06/30/2025	BlackRock Global Credit Opportunities Fund, LP	$9,158,434	$6,316,394	3.56%
09/30/2017 - 09/30/2021	CVC European Mid-Market Solutions Fund	2,911,406	1,128,696	0.64%
06/30/2024 - 09/30/2024	EJF Financial Debt Strategies Fund LP	750,000	792,471	0.45%
06/30/2018 - 03/31/2021	GSO Credit Alpha Fund II LP	–	1,035,843	0.59%
09/30/2018 - 12/31/2020	Monroe Capital Private Credit Fund III LP	3,061,035	3,429,573	1.94%
11/14/2022 - 06/30/2025	Pelham S2K SBIC II, L.P.	512,671	518,458	0.29%
08/05/2022 - 12/31/2025	Series B - Great Lakes Funding II LLC	362,064	327,197	0.18%
12/31/2017 - 06/30/2025	Tree Line Credit Strategies LP	19,000,000	17,800,341	10.06%
	Total	$35,755,610	$31,348,973	17.71%

Additional information on investments in private investment funds and unfunded commitments:

				Unfunded
		Redemption	Redemption	Commitments as of
Security	Value	Frequency	Notice(Days)	March 31, 2026
BlackRock Global Credit Opportunities Fund, LP(a)	$6,316,394	N/A	N/A	$3,259,801
CVC European Mid-Market Solutions Fund	1,128,696	N/A	N/A	206,342
EJF Financial Debt Strategies Fund LP	792,471	N/A	N/A	–
GSO Credit Alpha Fund II LP(a)	1,035,843	N/A	N/A	7,382,124
Monroe Capital Private Credit Fund III LP	3,429,573	N/A	N/A	1,498,740

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	21

Alternative Credit Income Fund	Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

				Unfunded
		Redemption	Redemption	Commitments as of
Security		Frequency	Notice(Days)	March 31, 2026
Pelham S2K SBIC II, L.P.	$518,458	N/A	N/A	$1,487,329
Series B - Great Lakes Funding II LLC	327,197	N/A	N/A	114,392
Tree Line Credit Strategies LP	17,800,341	Quarterly	90	–
Total	$31,348,973			$13,948,728

Unfunded Commitments:

			Unfunded
			Commitments as of
Security	Value	Maturity	March 31, 2026
Accordion Partners LLC, Revolver	$–	11/17/2031	$196,285
Cor Leonis Limited, Revolver	3,032,521	05/15/2028	64,606
Dun & Bradstreet Holdings, Inc., Revolver	(1,069)	08/26/2032	169,669
Metrc Inc., Delayed Draw Term Loan	1,267	09/30/2031	49,286
Metrc Inc., Revolver	(3,457)	09/30/2031	155,000
Newbury Franklin Industrials, LLC, Delayed Draw Term Loan	442,927	12/11/2029	532,895
Next Flight Ventures, Delayed Draw Term Loan	1,115,900	12/26/2026	266,700
PMA Parent Holdings LLC, Revolver	(2,176)	01/31/2031	250,075
PMP OPCO, LLC, Delayed Draw Term Loan	338,875	05/31/2029	136,652
PMP OPCO, LLC, Revolver	(12,473)	05/31/2029	140,625
Rebound Investment LP	349,076	N/A	665,000
TA/WEG HOLDINGS, LLC, Revolver	–	10/02/2028	75,248
VBC Spine Opco LLC (DxTX Pain and Spine LLC), Revolver	157,258	06/14/2029	241,935
Total	$5,418,649		$2,943,976
Total Unfunded Commitments			$16,892,704

(a)	A voluntary withdrawal may be permitted at the General Partner’s discretion with the General Partner’s consent.

See Notes to Consolidated Financial Statements.

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Alternative Credit Income Fund	Consolidated Statement of Assets and Liabilities

March 31, 2026 (Unaudited)

ASSETS
Investments, at value (Cost $207,152,868)	$179,603,609
Affiliated investments, at value (Cost $17,961,285)	16,850,090
Foreign currency, at value (Cost $1,343)	1,347
Cash	2,168,247
Interest and distributions receivable	2,093,715
Prepaid expenses and other assets	668,165
Total Assets	201,385,173

LIABILITIES
USB Credit Facility (Proceeds $23,154,410)	23,298,738
Interest on line of credit payable	110,376
Due to Adviser	104,531
Administration fees payable	209,616
Custody fees payable	8,828
Transfer agency fees payable	69,726
Deferred tax liability	158,222
Accrued expenses and other liabilities	469,403
Total liabilities	24,429,440
Commitments and contingencies (Note 2)
NET ASSETS	$176,955,733

NET ASSETS CONSIST OF
Paid-in capital	$214,525,529
Total accumulated deficit	(37,569,796)
NET ASSETS	$176,955,733

Common Shares:
Class A:
Net assets	$22,780,109
Shares of beneficial interest outstanding (no par value; unlimited shares)	2,525,719
Net asset value(a)	$9.02
Maximum offering price per share (maximum sales charge of 5.75%)	$9.54
Class C:
Net assets	$18,501,043
Shares of beneficial interest outstanding (no par value; unlimited shares)	2,021,831
Net asset value(a)	$9.15
Class I:
Net assets	$94,560,792
Shares of beneficial interest outstanding (no par value; unlimited shares)	10,482,887
Net asset value	$9.02
Class L:
Net assets	$7,439,885
Shares of beneficial interest outstanding (no par value; unlimited shares)	824,057
Net asset value	$9.03
Maximum offering price per share (maximum sales charge of 4.25%)	$9.42
Class W:
Net assets	$33,673,904
Shares of beneficial interest outstanding (no par value; unlimited shares)	3,736,414
Net asset value	$9.01

(a)	Redemption price varies based on length of time held (Note 6).

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	23

Alternative Credit Income Fund	Consolidated Statement of Operations

For the Six Months Ended March 31, 2026 (Unaudited)

INVESTMENT INCOME
Interest - Non-Affiliated	$5,802,704
Interest - Affiliated	853,668
Dividends - Non-Affiliated	1,114,668
Dividends - Affiliated	217,586
Payment-in-kind interest - Non-Affiliated	2,341,230
Payment-in-kind interest - Affiliated	92,502
Other income	11,598
Total investment income	10,433,956

EXPENSES
Investment advisory fees (Note 4)	1,686,046
Administrative fees (Note 4)	215,975
Transfer agent fees	153,981
Interest expense (Note 7)	569,815
Shareholder servicing fees (Note 4)
Class A	23,282
Class C	21,943
Class L	9,565
Class W	41,199
Distribution fees (Note 4)
Class C	65,829
Class L	9,565
Professional fees	202,838
Printing expense	75,052
Insurance expense	56,215
Registration fees	50,208
Trustee fees and expenses	24,759
Custody fees	11,801
Networking Fees:
Class A	4,365
Class C	2,836
Class I	11,399
Class L	1,821
Class W	436
Other expenses	429,125
Total expenses	3,668,055
Contractual fees waived by Adviser (Note 4)	(778,095)
Recoupment of previously waived fees (Note 4)	–
Voluntary fees waived by Adviser (Note 4)	(49,546)
Total net expenses	2,840,414

See Notes to Consolidated Financial Statements.

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Alternative Credit Income Fund	Consolidated Statement of Operations

For the Six Months Ended March 31, 2026 (Unaudited)

NET INVESTMENT INCOME	7,593,542
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments - Non-Affiliated	(1,337,615)
Net realized loss on investments - Affiliated	(3,691,791)
Net realized gain on foreign currency transactions	135
Total net realized loss	(5,029,271)
Net change in unrealized appreciation on investments - Non-Affiliated	561,371
Net change in unrealized appreciation on investments - Affiliated	2,145,959
Net change in unrealized depreciation on debt denominated in foreign currency	58,233
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(460)
Total net change in unrealized appreciation	2,765,103
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(158,222)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, net of taxes	(2,422,390)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,171,152

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	25

Consolidated Statements of
Alternative Credit Income Fund	Changes in Net Assets

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025
OPERATIONS:
Net investment income	$7,593,542	$18,692,719
Net realized gain/(loss) on investments	(5,029,406)	(11,529,825)
Net realized gain/(loss) on foreign currency transactions	135	(1,816)
Net change in unrealized appreciation/(depreciation) on investments	2,707,330	(1,255,144)
Net change in unrealized (appreciation)/depreciation on debt denominated in foreign currency	58,233	(194,668)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(460)	—
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(158,222)	—
Net increase in net assets resulting from operations	5,171,152	5,711,266

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings
Class A	(879,574)	(2,285,980)
Class C	(657,629)	(2,133,118)
Class I	(3,835,205)	(9,962,971)
Class L	(280,771)	(736,556)
Class W	(1,324,143)	(3,818,179)
Total distributions to shareholders	(6,977,322)	(18,936,804)

COMMON SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	148,598	912,274
Distributions reinvested	282,205	784,236
Cost of shares redeemed	(946,319)	(4,042,556)
Net transferred in(out)	(27,294)	(249,916)
Net Decrease from share transactions	(542,810)	(2,595,962)
Class C
Proceeds from sales of shares	125,591	303,044
Distributions reinvested	224,595	971,707
Cost of shares redeemed	(1,708,835)	(3,669,897)
Net transferred in(out)	(1,979,427)	(4,096,289)
Net Decrease from share transactions	(3,338,076)	(6,491,435)
Class I
Proceeds from sales of shares	1,097,232	9,529,278
Distributions reinvested	1,308,546	3,297,709
Cost of shares redeemed	(9,774,230)	(23,222,126)
Net transferred in(out)	2,090,479	4,339,353
Net Decrease from share transactions	(5,277,973)	(6,055,786)
Class L
Proceeds from sales of shares	11,977	16,974
Distributions reinvested	184,397	458,649
Cost of shares redeemed	(688,904)	(731,688)
Net transferred in(out)	(83,758)	—
Net Decrease from share transactions	(576,288)	(256,065)
Class W
Proceeds from sales of shares	618,971	4,172,704
Distributions reinvested	364,545	953,870
Cost of shares redeemed	(5,934,483)	(10,860,309)
Net transferred in(out)	—	6,852

See Notes to Consolidated Financial Statements.

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Consolidated Statements of
Alternative Credit Income Fund	Changes in Net Assets

	For the Six Months Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025
Net Decrease from share transactions	(4,950,967)	(5,726,883)
Total net decrease in net assets	(16,492,284)	(34,351,669)

NET ASSETS
Beginning of period	193,448,017	227,799,686
End of period	$176,955,733	$193,448,017

Other Information
Common Shares Transactions
Class A
Issued	16,561	97,071
Distributions reinvested	31,419	84,478
Redeemed	(103,446)	(435,487)
Exchanged out	(2,970)	(26,066)
Net decrease in shares	(58,436)	(280,004)
Class C
Issued	13,742	32,317
Distributions reinvested	24,638	102,748
Redeemed	(184,235)	(390,603)
Exchanged out	(212,722)	(436,446)
Net decrease in shares	(358,577)	(691,984)
Class I
Issued	120,882	1,018,087
Distributions reinvested	145,636	355,819
Redeemed	(1,067,849)	(2,495,275)
Exchanged in	227,703	467,156
Net decrease in shares	(573,628)	(654,213)
Class L
Issued	1,333	1,832
Distributions reinvested	20,508	49,542
Redeemed	(75,187)	(79,397)
Exchanged out	(9,075)	—
Net decrease in shares	(62,421)	(28,023)
Class W
Issued	68,644	448,454
Distributions reinvested	40,638	102,983
Redeemed	(649,650)	(1,168,509)
Exchanged in	—	767
Net decrease in shares	(540,368)	(616,305)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	27

Alternative Credit Income Fund	Consolidated Statement of Cash Flows

For the Six Months Ended March 31, 2026 (Unaudited)

For the Six Months Ended March 31, 2026 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$5,171,152
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments securities	(24,496,926)
Proceeds from sale of investments securities	24,776,849
Amortization of premium and accretion of discount on investments	(1,145,987)
Payment-in-kind income	(2,433,732)
Net realized (gain)/loss on:
Investments	5,029,406
Net change in unrealized (appreciation)/depreciation on:
Investments	(2,707,330)
Debt	(58,233)
(Increase)/Decrease in assets:
Interest and distributions receivable	335,874
Prepaid expenses and other assets	(539,815)
Increase/(Decrease) in liabilities:
Due to Adviser	(144,800)
Interest on line of credit payable	31,313
Administration fees payable	38,760
Custody fees payable	(1,497)
Transfer agency fees payable	38,480
Accrued expenses and other liabilities	(71,267)
Deferred tax liability	158,222
Net cash provided by operating activities	$3,980,469

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	2,049,739
Cost of shares redeemed	(19,052,771)
Borrowings on US Bank Line of Credit	25,900,000
Repayment on US Bank Line of Credit	(10,300,000)
Cash distributions paid	(4,613,034)
Net cash used in financing activities	$(6,016,066)

Net Change in cash & cash equivalents	$(2,035,597)

Restricted and unrestricted cash, beginning of period	$4,205,191
Restricted and unrestricted cash, end of period*	$2,169,594

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest:	$538,502

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
Reinvestment of distributions:	$2,364,288

*	Consists of cash and foreign currency, at value.

See Notes to Consolidated Financial Statements.

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Alternative Credit Income Fund – Class A	Consolidated Financial Highlights

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$9.12		$9.69		$9.79		$10.09		$11.09	$9.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.85		0.97		0.93		0.61	0.74
Net realized and unrealized gain/(loss), before tax	(0.12)		(0.57)		(0.37)		(0.53)		(0.91)	1.30
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(0.01)		–		–		–		–	–
Net realized and unrealized gain/(loss), after tax	(0.13)		(0.57)		(0.37)		(0.53)		(0.91)	1.30
Total income/(loss) from investment operations	0.25		0.28		0.60		0.40		(0.30)	2.04
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.85)		(0.70)		(0.70)		(0.66)	(0.63)
From return of capital	–		–		–		–		(0.04)	(0.07)
Total distributions	(0.35)		(0.85)		(0.70)		(0.70)		(0.70)	(0.70)

INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.57)		(0.10)		(0.30)		(1.00)	1.34
NET ASSET VALUE, END OF PERIOD	$9.02		$9.12		$9.69		$9.79		$10.09	$11.09

TOTAL RETURN(b)	2.80	%(c)(d)	3.12	%(c)(e)	6.33	%(c)	4.19	%(c)	(2.85)%	21.33	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$22,780		$23,561		$27,767		$36,233		$38,452	$41,519
RATIOS TO AVERAGE NET ASSETS(f)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	4.06	%(g)	3.38%		3.29%		3.00%		2.60%	2.84%
Expenses, net of voluntary waiver	4.00	%(g)	3.32%		3.29%		3.00%		2.60%	2.84%
Expenses, net of all fees waived/expenses reimbursed by Adviser	3.16	%(g)	2.79%		2.92%		2.87%		2.60%	2.65%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.43	%(g)	3.13%		2.96%		2.72%		2.59%	2.78%
Expenses, net of voluntary waiver	3.38	%(g)	3.08%		2.96%		2.72%		2.59%	2.78%
Expenses, net of all fees waived/expenses reimbursed by Adviser	2.54	%(g)	2.54%		2.59%		2.59%		2.59%	2.59%
Net investment income	8.30	%(g)	9.06%		9.91%		9.36%		5.60%	6.87%
Portfolio turnover rate	13	%(h)	21%		19%		23%		26%	49%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$23,299		$7,757		$3,562		$3,879		$–	$–
Asset coverage per $1,000 (000s)	$8,595		$25,939		$64,951		$66,093		$–	$–

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	29

Alternative Credit Income Fund – Class A	Consolidated Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.03% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 2.77%.
(e)	0.11% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 3.01%.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Not annualized.

See Notes to Consolidated Financial Statements.

30	www.altcif.com

Alternative Credit Income Fund – Class C	Consolidated Financial Highlights

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$9.25		$9.81		$9.90		$10.21		$11.21	$9.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.79		0.91		0.86		0.53	0.66
Net realized and unrealized gain/(loss), before tax	(0.12)		(0.58)		(0.37)		(0.54)		(0.90)	1.31
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(0.01)		–		–		–		–	–
Net realized and unrealized gain/(loss), after tax	(0.13)		(0.58)		(0.37)		(0.54)		(0.90)	1.31
Total income/(loss) from investment operations	0.22		0.21		0.54		0.32		(0.37)	1.97
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.32)		(0.77)		(0.63)		(0.63)		(0.59)	(0.56)
From return of capital	–		–		–		–		(0.04)	(0.06)
Total distributions	(0.32)		(0.77)		(0.63)		(0.63)		(0.63)	(0.62)

INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.56)		(0.09)		(0.31)		(1.00)	1.35
NET ASSET VALUE, END OF PERIOD	$9.15		$9.25		$9.81		$9.90		$10.21	$11.21

TOTAL RETURN(b)	2.42	%(c)(d)	2.32	%(c)(e)	5.64	%(c)	3.33	%(c)	(3.48)%	20.36	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,501		$22,017		$30,135		$40,947		$43,391	$47,640

RATIOS TO AVERAGE NET ASSETS(f)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	4.75	%(g)	4.07%		4.06%		3.74%		3.38%	3.59%
Expenses, net of voluntary waiver	4.70	%(g)	4.02%		4.06%		3.74%		3.38%	3.59%
Expenses, net of all fees waived/expenses reimbursed by Adviser	3.91	%(g)	3.54%		3.68%		3.62%		3.35%	3.40%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	4.13	%(g)	3.82%		3.73%		3.46%		3.37%	3.53%
Expenses, net of voluntary waiver	4.07	%(g)	3.77%		3.73%		3.46%		3.37%	3.53%
Expenses, net of all fees waived/expenses reimbursed by Adviser	3.29	%(g)	3.29%		3.34%		3.34%		3.34%	3.34%
Net investment income	7.54	%(g)	8.30%		9.22%		8.61%		4.87%	6.12%
Portfolio turnover rate	13	%(h)	21%		19%		23%		26%	49%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$23,299		$7,757		$3,562		$3,879		$–	$–
Asset coverage per $1,000 (000s)	$8,595		$25,939		$64,951		$66,093		$–	$–

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	31

Alternative Credit Income Fund – Class C	Consolidated Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.03% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 2.39%.
(e)	0.11% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 2.21%.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Not annualized.

See Notes to Consolidated Financial Statements.

32	www.altcif.com

Alternative Credit Income Fund – Class I	Consolidated Financial Highlights

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$9.12		$9.70		$9.80		$10.11		$11.11	$9.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39		0.87		0.98		0.95		0.63	0.76
Net realized and unrealized gain/(loss), before tax	(0.12)		(0.57)		(0.35)		(0.53)		(0.90)	1.30
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(0.01)		–		–		–		–	–
Net realized and unrealized gain/(loss), after tax	(0.13)		(0.57)		(0.35)		(0.53)		(0.90)	1.30
Total income/(loss) from investment operations	0.26		0.30		0.63		0.42		(0.27)	2.06
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.36)		(0.88)		(0.73)		(0.73)		(0.69)	(0.65)
From return of capital	–		–		–		–		(0.04)	(0.07)
Total distributions	(0.36)		(0.88)		(0.73)		(0.73)		(0.73)	(0.72)

INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.58)		(0.10)		(0.31)		(1.00)	1.34
NET ASSET VALUE, END OF PERIOD	$9.02		$9.12		$9.70		$9.80		$10.11	$11.11

TOTAL RETURN(b)	2.93	%(c)(d)	3.34	%(c)(e)	6.60	%(c)	4.36	%(c)	(2.58)%	21.61	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$94,561		$100,819		$113,632		$110,739		$110,512	$93,970

RATIOS TO AVERAGE NET ASSETS(f)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.84	%(g)	3.18%		3.15%		2.74%		2.36%	2.59%
Expenses, net of voluntary waiver	3.78	%(g)	3.13%		3.15%		2.74%		2.36%	2.59%
Expenses, net of all fees waived/expenses reimbursed by Adviser	2.91	%(g)	2.54%		2.67%		2.62%		2.35%	2.40%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.21	%(g)	2.93%		2.82%		2.46%		2.35%	2.53%
Expenses, net of voluntary waiver	3.16	%(g)	2.88%		2.82%		2.46%		2.35%	2.53%
Expenses, net of all fees waived/expenses reimbursed by Adviser	2.29	%(g)	2.29%		2.34%		2.34%		2.34%	2.34%
Net investment income	8.54	%(g)	9.33%		10.05%		9.63%		5.78%	7.12%
Portfolio turnover rate	13	%(h)	21%		19%		23%		26%	49%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$23,299		$7,757		$3,562		$3,879		$–	$–
Asset coverage per $1,000 (000s)	$8,595		$25,939		$64,951		$66,093		$–	$–

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	33

Alternative Credit Income Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.03% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 2.90%.
(e)	0.11% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 3.23%.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Not annualized.

See Notes to Consolidated Financial Statements.

34	www.altcif.com

Alternative Credit Income Fund – Class L	Consolidated Financial Highlights

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$9.13		$9.70		$9.79		$10.09		$11.08	$9.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.82		0.95		0.90		0.58	0.71
Net realized and unrealized gain/(loss), before tax	(0.12)		(0.57)		(0.36)		(0.53)		(0.90)	1.29
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(0.01)		–		–		–		–	–
Net realized and unrealized gain/(loss), after tax	(0.13)		(0.57)		(0.36)		(0.53)		(0.90)	1.29
Total income/(loss) from investment operations	0.24		0.25		0.59		0.37		(0.32)	2.00
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.34)		(0.82)		(0.68)		(0.67)		(0.63)	(0.60)
From return of capital	–		–		–		–		(0.04)	(0.07)
Total distributions	(0.34)		(0.82)		(0.68)		(0.67)		(0.67)	(0.67)

INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.57)		(0.09)		(0.30)		(0.99)	1.33
NET ASSET VALUE, END OF PERIOD	$9.03		$9.13		$9.70		$9.79		$10.09	$11.08

TOTAL RETURN(b)	2.67	%(c)(d)	2.79	%(c)(e)	6.17	%(c)	3.93	%(c)	(3.01)%	20.92	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,440		$8,090		$8,868		$11,119		$11,930	$14,026

RATIOS TO AVERAGE NET ASSETS(f)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	4.36	%(g)	3.70%		3.64%		3.25%		2.89%	3.11%
Expenses, net of voluntary waiver	4.31	%(g)	3.64%		3.64%		3.25%		2.89%	3.11%
Expenses, net of all fees waived/expenses reimbursed by Adviser	3.41	%(g)	3.04%		3.17%		3.12%		2.85%	2.90%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.74	%(g)	3.45%		3.31%		2.97%		2.88%	3.05%
Expenses, net of voluntary waiver	3.68	%(g)	3.39%		3.31%		2.97%		2.88%	3.05%
Expenses, net of all fees waived/expenses reimbursed by Adviser	2.79	%(g)	2.79%		2.84%		2.84%		2.84%	2.84%
Net investment income	8.04	%(g)	8.82%		9.69%		9.11%		5.37%	6.61%
Portfolio turnover rate	13	%(h)	21%		19%		23%		26%	49%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$23,299		$7,757		$3,562		$3,879		$–	$–
Asset coverage per $1,000 (000s)	$8,595		$25,939		$64,951		$66,093		$–	$–

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	35

Alternative Credit Income Fund – Class L	Consolidated Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser
(b)	not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial
(c)	reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.03% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 2.64%.
(e)	0.11% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 2.68%.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Not annualized.

See Notes to Consolidated Financial Statements.

36	www.altcif.com

Alternative Credit Income Fund – Class W	Consolidated Financial Highlights

For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$9.11		$9.69		$9.78		$10.08		$11.08	$9.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.85		0.96		0.93		0.61	0.74
Net realized and unrealized gain/(loss), before tax	(0.12)		(0.58)		(0.35)		(0.53)		(0.91)	1.30
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(0.01)		–		–		–		–	–
Net realized and unrealized gain/(loss), after tax	(0.13)		(0.58)		(0.35)		(0.53)		(0.91)	1.30
Total income/(loss) from investment operations	0.25		0.27		0.61		0.40		(0.30)	2.04
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.85)		(0.70)		(0.70)		(0.66)	(0.63)
From return of capital	–		–		–		–		(0.04)	(0.07)
Total distributions	(0.35)		(0.85)		(0.70)		(0.70)		(0.70)	(0.70)

INCREASE/(DECREASE) IN NET ASSET VALUE	(0.10)		(0.58)		(0.09)		(0.30)		(1.00)	1.34
NET ASSET VALUE, END OF PERIOD	$9.01		$9.11		$9.69		$9.78		$10.08	$11.08

TOTAL RETURN(b)	2.80	%(c)(d)	3.00	%(c)(e)	6.44	%(c)	4.19	%(c)	(2.86)%	21.35	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$33,674		$38,960		$47,398		$53,123		$58,382	$61,915

RATIOS TO AVERAGE NET ASSETS(f)
Including incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	4.05	%(g)	3.40%		3.34%		2.98%		2.60%	2.81%
Expenses, net of voluntary waiver	4.00	%(g)	3.35%		3.34%		2.98%		2.60%	2.81%
Expenses, net of all fees waived/expenses reimbursed by Adviser	3.16	%(g)	2.79%		2.92%		2.87%		2.60%	2.65%
Excluding incentive fees, interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.43	%(g)	3.15%		3.01%		2.70%		2.59%	2.75%
Expenses, net of voluntary waiver	3.37	%(g)	3.10%		3.01%		2.70%		2.59%	2.75%
Expenses, net of all fees waived/expenses reimbursed by Adviser	2.54	%(g)	2.54%		2.59%		2.59%		2.59%	2.59%
Net investment income	8.28	%(g)	9.06%		9.86%		9.36%		5.63%	6.89%
Portfolio turnover rate	13	%(h)	21%		19%		23%		26%	49%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$23,299		$7,757		$3,562		$3,879		$–	$–
Asset coverage per $1,000 (000s)	$8,595		$25,939		$64,951		$66,093		$–	$–

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2026	37

Alternative Credit Income Fund – Class W	Consolidated Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.03% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 2.77%.
(e)	0.11% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been 2.89%.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Not annualized.

See Notes to Consolidated Financial Statements.

38	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

1. ORGANIZATION

Alternative Credit Income Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on December 11, 2014.

The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

Sierra Crest Investment Management LLC (the “Adviser”) has served as the Fund’s investment adviser since October 31, 2020.

On February 3, 2020, the Fund formed a wholly-owned subsidiary, CIF Investments LLC, a Delaware corporation. To the extent permitted by the 1940 Act, the Fund may make investments through CIF Investments LLC, which is a pass-through entity.

On March 22, 2022, the Fund formed a wholly-owned taxable subsidiary, ACIF Master Blocker, LLC (the “Taxable Subsidiary”), a Delaware corporation, which is taxed as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On February 24, 2026, the Fund’s board of trustees (the “Board”, “Trustees”, or “Board of Trustees”) approved a proposed agreement and plan of merger (the “Merger Agreement”) with BC Partners Lending Corporation (“BCPL”). Pursuant to the Merger Agreement and subject to shareholder approval, the Fund will ultimately merge with and into BCPL, with BCPL continuing as the surviving company (the “Merger”). BCPL is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein.

The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries, CIF Investments LLC and the Taxable Subsidiary, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Alternative Credit Income Fund and its consolidated subsidiaries, except as stated otherwise.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Semi-Annual Report | March 31, 2026	39

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

Fees and other income - Origination fees (to the extent services are performed to earn such income upon closing), amendment fees, consent fees, and other fees associated with investments in portfolio companies are recognized as income when they are earned. Prepayment penalties received by the Fund for debt instruments repaid prior to maturity date are recorded as income upon receipt. For the six months ended March 31, 2026 $11,598 of investment income was attributable to fees and other income.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid-price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in money market funds are valued at their respective net asset value (“NAV”).

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Board. In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Adviser in its capacity as the Board of Trustees’ valuation designee pursuant to Rule 2a-5 under the 1940 Act. As fair valuation involves subjective judgments, the Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold. As the valuation designee, the Adviser acts under the Board of Trustees’ oversight. The Adviser’s fair valuation policies and procedures are approved by the Board of Trustees.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including an investment in Great Lakes Funding II LLC (“Great Lakes II Joint Venture”), value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

40	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of March 31, 2026, the Fund had unfunded commitments of $16,892,704.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund will generally have to pay a fee or premium to borrow a security and be obligated to repay the lender any dividend or interest that accrues on those securities during the period of the loan. The Fund bears the risk of a loss, unlimited in size, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain, limited to the price that the Fund sold the security short, if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Fair Value Measurements – In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”) a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that categorizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Semi-Annual Report | March 31, 2026	41

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of March 31, 2026:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
BANK LOANS(a)
Communication Services	$–	$–	$6,265,545	$6,265,545
Consumer Discretionary	–	–	8,548,342	8,548,342
Consumer Staples	–	–	10,785,233	10,785,233
Financials	–	–	29,207,541	29,207,541
Health Care	–	–	23,641,534	23,641,534
Industrials	–	–	14,364,170	14,364,170
Information Technology	–	–	35,087,687	35,087,687
COMMON EQUITY(a)
Communication Services	–	–	59,699	59,699
Consumer Discretionary	–	1,074,114	–	1,074,114
Consumer Staples	–	–	4,755,282	4,755,282
Diversified	1,857,244	–	–	1,857,244
Financials	–	–	1,385,378	1,385,378
Health Care	–	–	596,276	596,276
Industrials	–	–	1,002,989	1,002,989
Information Technology	–	–	1,188,529	1,188,529
Real Estate	–	3,469,987	349,076	3,819,063
ASSET BACKED SECURITIES(a)
Financials	–	1,352,428	4,394,833	5,747,261
CORPORATE BONDS(a)
Communications	–	1,980,000	–	1,980,000
Consumer Discretionary	–	–	–	–
Financials	–	–	1,886,943	1,886,943
Industrials	–	45,843	–	45,843
EQUIPMENT FINANCING(a)
Financials	–	–	562,292	562,292
INTERVAL FUND(a)
Diversified	4,208,906	–	–	4,208,906
PREFERRED STOCK(a)
Communication Services	–	–	3,056,438	3,056,438
Consumer Discretionary	–	–	1,537,932	1,537,932
Consumer Staples	–	–	543,954	543,954
Health Care	–	–	151,897	151,897
Industrials	–	–	453,698	453,698
WARRANTS(a)
Consumer Discretionary	–	–	1,992	1,992
Financials	–	–	469,336	469,336
Information Technology	–	–	–	–
DERIVATIVES(a)
Consumer Discretionary	–	–	–	–
TOTAL	$6,066,150	$7,922,372	$150,296,596	$164,285,118
Investments measured at net asset value(a)				$32,168,581
Total Investments, at fair value				$196,453,699

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

42	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

The following table provides a reconciliation of the beginning and ending balances of investments for which the Fund has used Level 3 inputs to determine the fair value:

Investments in Securities at Value	Fair Value as of September 30, 2025	Purchases	Sales	Accretion of original issue discount	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value as of March 31, 2026	Net change in unrealized appreciation/ (depreciation) included in results of operations related to Level 3 investments still held at reporting date
Bank Loans
Communication Services	$5,747,986	$434,123	$–	$5,170	$–	$78,266	$6,265,545	$78,266
Consumer Discretionary	8,524,441	383,662	(587,463)	12,414	–	215,288	8,548,342	215,288
Consumer Staples	12,505,032	3,800,986	(5,557,841)	177,474	(1,696,521)	1,556,103	10,785,233	(149,416)
Financials	24,546,655	3,659,810	(779,280)	66,860	(2,723)	1,716,219	29,207,541	1,716,219
Healthcare	17,323,029	12,194,661	(7,927,305)	14,737	4,376	2,032,036	23,641,534	(664,809)
Industrials	13,614,743	2,214,669	(770,795)	29,752	(9,014)	(715,185)	14,364,170	(719,585)
Information Technology	37,661,736	649,314	(105,530)	116,976	–	(3,234,809)	35,087,687	(3,234,809)
Asset-Backed Securities
Financials	5,125,771	–	(483,162)	586,219	(3,691,791)	2,857,796	4,394,833	2,857,796
Corporate Bonds
Financials	1,990,791	–	(103,848)	–	–	–	1,886,943	–
Equipment Financing
Financials	876,369	–	(314,077)	–	–	–	562,292	–
Preferred Stock
Communication Service	–	3,000,000	–	–	–	56,438	3,056,438	56,438
Consumer Discretionary	7,625,629	179,799	(6,209,492)	205	96,259	(154,468)	1,537,932	(58,209)
Consumer Staples	473,314	23,332	–	–	–	47,308	543,954	47,308
Healthcare	170,791	–	–	–	–	(18,894)	151,897	(18,894)
Industrials	595,513	15,604	–	–	–	(157,419)	453,698	(157,419)
Common Equity
Communication Services	84,521	–	–	–	–	(24,822)	59,699	(24,822)
Consumer Discretionary	–	–	–	–	–	–	–	–
Consumer Staples	4,029,260	–	(383,848)	–	–	1,109,870	4,755,282	1,109,870
Financials	1,259,555	12,270	–	–	–	113,553	1,385,378	113,553
Healthcare	437,707	–	–	–	–	158,569	596,276	158,569
Industrials	1,101,746	–	–	–	–	(98,757)	1,002,989	(98,757)
Information Technology	1,008,324	–	–	–	–	180,205	1,188,529	180,205
Real Estate	–	335,000	–	–	–	14,076	349,076	14,076
Warrants
Consumer Discretionary	7,029	–	–	–	–	(5,037)	1,992	(5,037)
Financials	460,972	–	–	–	–	8,364	469,336	8,364
Total	$145,170,914	$26,903,230	$(23,222,641)	$1,009,807	$(5,299,414)	$5,734,700	$150,296,596	$1,424,195

There were no transfers into or out of Level 3 during the period ended March 31, 2026.

Semi-Annual Report | March 31, 2026	43

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of March 31, 2026 are as follows:

Asset Category	Fair Value at March 31, 2026	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)(b)
Bank Loans
Communication Services	$6,265,545	Discounted Cash Flows	Market Yield	13.8%
Consumer Discretionary	6,609,736	Discounted Cash Flows	Market Yield	8.4% - 15.6% (11.0%)
Consumer Discretionary	1,938,606	Enterprise Market Value	Recovery Percentage	19.4%
Consumer Staples	1,840,468	Enterprise Market Value	EBITDA Multiple	10.3x
Consumer Staples	4,906,650	Discounted Cash Flows	Market Yield	21.9%
Consumer Staples	4,038,115	Market	Broker/Dealer Quotes	N/A
Financials	29,207,541	Discounted Cash Flows	Market Yield	5.8% - 16.6% (12.0%)
Healthcare	17,170,796	Discounted Cash Flows	Market Yield	10.9% - 20.0% (14.8%)
Healthcare	6,470,738	Market	Broker/Dealer Quotes	N/A
Industrials	13,105,828	Discounted Cash Flows	Market Yield	8.6% - 17.9% (14.2%)
Industrials	1,258,342	Market	Broker/Dealer Quotes	N/A
Information Technology	26,593,423	Discounted Cash Flows	Market Yield	7.1% - 27.1% (17.4%)
Information Technology	2,138,539	Enterprise Market Value	EBITDA Multiple	7.0x
Information Technology	6,355,725	Market	Broker/Dealer Quotes	N/A
Asset Backed Securities
Financials	4,084,114	Discounted Cash Flows	Market Yield	19.6%
Financials	310,719	Enterprise Market Value	Recovery Percentage	0.3% - 6.6% (6.2%)
Corporate Bonds
Financials	1,886,943	Discounted Cash Flows	Market Yield	12.8%
Equipment Financing
Financials	562,292	Discounted Cash Flows	Market Yield	10.8%
Preferred Stock
Communication Services	3,056,438	Enterprise Value	Stock Price	$0.4
			Time	4.5 years
			Volatility	70.0%
Consumer Discretionary	694,974	Discounted Cash Flows	Market Yield	13.0%
Consumer Discretionary	694,974	Enterprise Market Value	Liquidation Preference MOIC	1.4x
Consumer Discretionary	147,984	Enterprise Value	Stock Price	$0.5
			Time	3.7 years
			Volatility	58.9%
Consumer Staples	543,954	Discounted Cash Flows	Market Yield	19.2%
Healthcare	151,897	Discounted Cash Flows	Market Yield	18.2%
Industrials	395,135	Discounted Cash Flows	Market Yield	10.5%
Industrials	60,563	Enterprise Market Value	Multiple on Invested Capital	1.3x
Common Equity
Communication Services	59,699	Enterprise Market Value	EBITDA Multiple	1.5x
Consumer Staples	26,467	Enterprise Market Value	EBITDA Multiple	8.0x
Consumer Staples	4,728,815	Recent Transaction	Transaction Price	$1,700.0
Financials	1,373,010	Enterprise Market Value	EBITDA Multiple	6.3x
Financials	12,368	Recent Transaction	Option Purchase Price	$408.1
Healthcare	596,276	Enterprise Market Value	EBITDA Multiple	10.2x - 17.3x (14.0x)
Industrials	118,043	Enterprise Market Value	Book Value Multiple	1.7x
Industrials	884,946	Enterprise Market Value	Multiple on Invested Capital	1.3x
Information Technology	1,184,745	Enterprise Market Value	EBITDA Multiple	10.1x
Information Technology	3,784	Enterprise Market Value	Revenue Multiple	2.8x
Real Estate	349,076	Enterprise Value	Stock Price	$15.5
			Time	2.6 years
			Volatility	30.0%
Warrants
Consumer Discretionary	1,992	Enterprise Value	Stock Price	$0.5
			Time	3.7 years
			Volatility	58.9%
Financials	469,336	Enterprise Value	Stock Price	$139.0
			Time	1.5 years
			Volatility	30.0%
Total	$150,296,596

44	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value. An increase in the EBITDA or Revenue multiple would result in an increase in fair value. A decrease in the EBITDA or Revenue multiple would result in a decrease in fair value.
(b)	The weighted averages disclosed in the table above were weighted by their relative fair value.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes, except for the Taxable Subsidiary, is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

As of and during the period ended March 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund and the Taxable Subsidiary file U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Taxable Subsidiary records deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiary.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 4), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder’s Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Segment Reporting – In accordance with ASC Topic 280 - Segment Reporting (“ASC 280”), the Fund has determined that it has a single operating and reporting segment, the “Investment Management Segment”. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales or transfers of assets. The CODM is the Fund’s chief executive officer, and the CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase in net assets resulting from operations (“net income”). Net income is comprised of total investment income (“segment revenues”) and total expenses (“significant segment expenses”), which are considered the key segment measures of profit or loss reviewed by the CODM. In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions and strategic initiatives, managing the Fund’s portfolio, allocating assets, and assessing the performance of the portfolio.

Recent Accounting Pronouncements – In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income— Expense Disaggregation Disclosures (“ASU 2024-03”), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim periods beginning in the first quarter ended March 31, 2028. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its consolidated financial statements.

Semi-Annual Report | March 31, 2026	45

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A (“Series A”) of Great Lakes Funding II LLC (the “Great Lakes II Joint Venture”), a joint venture with an investment strategy to underwrite and hold senior, secured unitranche loans made to middle-market companies. The Fund treats its investment in the Great Lakes II Joint Venture as a joint venture since an affiliate of the Adviser controls a 50% voting interest in the Great Lakes II Joint Venture. In connection with the launch of the Great Lakes II Joint Venture, the Fund entered into a series of transactions pursuant to which the Fund’s prior investment in BCP Great Lakes Holdings LP, a vehicle formed as a co-investment vehicle to facilitate the participation of certain co-investors to invest, directly or indirectly, in BCP Great Lakes Funding, LLC (the “Prior Great Lakes Joint Venture”) which the Fund invested in during the fourth quarter of 2022, and the corresponding assets held by the Prior Great Lakes Joint Venture in respect of the Fund’s investment in BCP Great Lakes Holdings LP, were transferred to the Great Lakes II Joint Venture in complete redemption of the Fund’s investment in BCP Great Lakes Holdings LP.

The Great Lakes II Joint Venture is a Delaware series limited liability company, and pursuant to the terms of the Great Lakes Funding II LLC Limited Liability Company Agreement (the “Great Lakes II LLC Agreement”), prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement, each member of the predecessor series would be offered the opportunity to roll its interests into any subsequent series of the Great Lakes II Joint Venture. The Fund does not pay any advisory fees in connection with its investment in the Great Lakes II Joint Venture. Certain other funds managed by the Adviser or its affiliates have also invested in the Great Lakes II Joint Venture.

On August 1, 2025, pursuant to the Great Lakes II LLC Agreement, the Fund elected to participate in a rollover transaction from Series A of Great Lakes II Joint Venture to Series B (“Series B”) of Great Lakes II Joint Venture. As part of the transaction, the portion of the Fund’s remaining unfunded commitment in Series A became the Fund’s remaining unfunded commitment in Series B, thus reducing the Fund’s remaining unfunded commitment in Series A to zero. In connection with the rollover transaction, Series A transferred to Series B a pro rata portion of the underlying portfolio assets held by Series A that corresponded to the interest of the members of Series A who elected to participate in the transaction in addition to a pro rata portion of the principal outstanding under Great Lakes II Joint Venture’s credit facility.

The fair value of the Fund’s investment in Series B as of March 31, 2026 was $327,197. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not affect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in the Great Lakes II Joint Venture, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of the Great Lakes II Joint Venture or to an affiliate or a successor to substantially all of the assets of the Fund.

As of March 31, 2026, the Fund had a $114,392 unfunded commitment to the Great Lakes II Joint Venture.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On October 31, 2020, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee, or collectively “investment advisory fees”.

The base management fee is payable monthly in arrears at an annual rate of 1.85% of the average daily net assets of the Fund. For the six months ended March 31, 2026, the Fund incurred $1,686,046 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

46	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the period ended March 31, 2026, the Adviser didn’t earn an incentive fee.

Under the Expense Limitation Agreement, dated October 31, 2020, renewed on November 26, 2024, the Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding incentive fees, all borrowing costs, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 31, 2027, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recovered by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the current expense limitation and the repayment is approved by the Board. For the six months ended March 31, 2026, the Adviser waived fees of $778,095 in accordance with the Expense Limitation Agreement.

As of March 31, 2026, the following amounts may be subject to reimbursement to the Adviser based upon their potential expiration dates:

	2026	2027	2028	2029
Alternative Credit Income Fund	$222,220	$1,054,309	$1,165,375	$780,401

During the six months ended March 31, 2026, the Adviser did not recover $136,999 of previously waived fees under the Expense Limitation Agreement which expired.

The Adviser voluntarily waived $49,546 during the period which is not subject to reimbursement to the Adviser.

During the period, the Adviser didn’t recover any previously waived fees under the Expense Limitation Agreement.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the six months ended March 31, 2026, the Class A, Class C, Class W and Class L shares incurred shareholder servicing fees of $95,989. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that are subject to annual rates equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A, Class I and Class W shares are not currently subject to a distribution fee. For the six months ended March 31, 2026, Class C and Class L shares incurred $75,394 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the six months ended March 31, 2026, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2026 amounted to $24,496,926 and $24,776,849, respectively.

Semi-Annual Report | March 31, 2026	47

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

6. CAPITAL SHARES

The Fund, pursuant to an exemptive order granted by the SEC on July 22, 2014, offers multiple classes of shares. Class A, Class C, Class W, and Class I shares commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at NAV. Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, non-class specific expenses and realized and unrealized gains and losses are allocated proportionately daily based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees, and networking fees.

Share Repurchase Program - As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholders may not be able to tender all shares that they wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

For the six months ended March 31, 2026, the Fund completed four quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. For the six months ended, each of the quarterly repurchase offers were oversubscribed such that pro-ration was required.

The result of those repurchase offers were as follows:

	Repurchase	Repurchase
	Offer # 1	Offer # 2
Commencement Date	September 12, 2025	December 10, 2025
Repurchase Request Deadline	October 10, 2025	January 9, 2026
Repurchase Pricing Date	October 10, 2025	January 9, 2026
Amount Repurchased	$9,687,920	$9,364,851
Shares Repurchased	1,059,900	1,020,467

7. BANK LINE OF CREDIT

On October 4, 2023, the Fund entered into a multi-currency revolving bank line of credit (the “Credit Facility”) with U.S. Bank National Association (“USB”). The Credit Facility has a committed, available facility size of $50 million. The Credit Facility is an evergreen facility terminable by either party upon 364 days of receipt of written notice. The Credit Facility is secured by a first-priority perfected security interest in all the Fund’s assets with a facility fee of 0.25% per annum, payable quarterly, pro-rated for the life of the Credit Facility if the Credit Facility is terminated, a commitment fee of 0.35% on the unused portion of the maximum facility size and the interest on the used portion is based on the Fund’s option, either daily simple US SOFR, 1 month US SOFR plus the applicable margin of 1.80% or the USB Prime rate.

During the six months ended March 31, 2026, the Fund incurred $569,815 of interest and financing expenses related to the Credit Facility. Average borrowings during the six months ended March 31, 2026, and the average interest rate for the days the line of credit was outstanding during the six months ended March 31, 2026, were $17,183,742 and 5.19%, respectively. The largest outstanding borrowing during the six months ended March 31, 2026, was $26,381,120. As of March 31, 2026, the Fund had borrowings of $23,298,738 (Proceeds $23,154,410) and an average stated interest rate of 5.27%. Included in this amount is $3,698,738 (Proceeds: $3,554,410) of borrowings denominated in euros. As collateral for the Credit Facility, the Fund grants USB a first position security interest in and lien on substantially all securities of any kind or description held by the Fund in the pledge account. The fair value of the USB Credit Facility was approximated at carrying value on the consolidated statement of assets and liabilities.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. As of March 31, 2026, our asset coverage ratio was 860%.

48	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

8. TAX BASIS INFORMATION

For the six months ended March 31, 2026, there were no permanent book-and tax-basis differences that resulted in reclassifications to paid-in capital.

The following information is computed on a tax basis for each item as of March 31, 2026:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation (Depreciation) of Line of Credit and Foreign Currency	Net Depreciation	Cost of Investments for Income Tax Purposes
$11,709,901	$(38,700,014)	$–	$(26,990,113)	$223,443,812

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses, investments in partnerships and certain other investments.

The tax characteristics of distributions paid for the years ended September 30, 2025, were as follows:

Long-Term
Year	Ordinary Income	Capital Gain	Return of Capital
	$(18,936,804)	$–	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the most recent fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term Capital	Long-Term Capital
Losses	Losses
$690,149	$9,770,629

The Fund has formed a Taxable Subsidiary, which is taxed as a corporation for income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The Taxable Subsidiary is a wholly owned subsidiary and consolidated in these financial statement statements for financial reporting purposes.

Deferred U.S. federal income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and U.S. federal income tax purposes. Components of deferred tax assets (liabilities) as of March 31, 2026, were as follows:

Deferred tax assets:
Net operating loss carryforwards	$–
Capital loss carryforwards	–
Other deferred tax assets	–
Less valuation allowance	–
Total deferred tax assets	$–
Deferred tax liabilities:
Net Unrealized/(depreciation) on investments	158,222
Total deferred tax liability	158,222
Net deferred tax liability	$158,222

Semi-Annual Report | March 31, 2026	49

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

The Fund’s income tax provision consists of the following as of March 31, 2026:

Deferred and other:
Federal and state	$158,222
$158,222

9. RISK FACTORS

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk - It is possible that the Fund’s debt investments may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Debt Securities and Interest Rate Risks - Because the Fund invests in debt securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Investment Risk - An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his, her or its investment objectives and personal situation and (ii) consider factors such as his, her or its personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

Leverage Risk - The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, such as borrowing money to purchase securities, will cause the Fund (or a Public Investment Fund or Private Investment Fund in which the Fund has invested) to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

Market Disruption Risk - Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities markets.

Public Investment Funds Risk - The Fund’s performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers and the Adviser’s ability to select Public Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: (1) asset-based fees, incentive allocations or fees, and expenses at the Fund level and (2) asset-based fees, incentive allocations or fees, and expenses at the Public Investment Fund level.

Private Investment Funds Risk - The Fund’s performance depends in part upon the performance of the Private Investment Fund managers and selected strategies, the adherence by such Private Investment Fund managers to such selected strategies, the instruments used by such Private Investment Fund managers and the Adviser’s ability to select Private Investment Fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees, incentive fees and allocations, and expenses at the Fund level, and asset-based fees, incentive fees and allocations, and expenses at the Private Investment Fund level.

Structured Products Risk - The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund. Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

50	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

10. AFFILIATE TRANSACTIONS

The following investments represent affiliated investments transactions during the six months ended March 31, 2026, and the related positions as of March 31, 2026:

Security Name	Fair Value as of September 30, 2025	Purchases(a)	Sales(b)	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value as of March 31, 2026	Share/ Balance as of March 31, 2026	Interest income/ Dividends/ Payment-in -kind income
BCP Investment Corporation	$362,987	$–	$–	$–	$(126,242)	$236,745	31,482	$24,871
EBSC Holdings LLC (Riddell, Inc.), Preferred	1,316,076	58,744	–	–	15,128	1,389,948	1,218,077	58,539
GreenPark Infrastructure, LLC Series A	200,000	–	–	–	(139,437)	60,563	400	–
GreenPark Infrastructure, LLC Series M-1	878,444	–	–	–	6,502	884,946	2,565	–
JMP Credit Advisors CLO IV, Ltd.	–	18,152	–	–	(2,191)	15,961	4,836,540	–
JMP Credit Advisors CLO V, Ltd.	–	635,182	–	–	(340,424)	294,758	4,486,426	–
Mount Logan Funding 2018-1 LP	4,745,433	586,220	(483,161)	(3,691,791)	2,927,413	4,084,114	7,798,575	586,218
Opportunistic Credit Interval Fund	4,219,791	–	–	–	(10,885)	4,208,906	362,837	181,421
Phoenix Aviation Capital LLC, Common Stock	–	137,241	–	–	(19,198)	118,043	1.26	–
Phoenix Aviation Capital LLC, Preferred Stock	–	393,243	–	–	(108)	393,135	462,512	15,604
PMP OPCO, LLC, Delayed Draw Term Loan	(20,813)	383,660	–	–	(23,972)	338,875	383,660	18,294
PMP OPCO, LLC, First Lien Term Loan	1,067,080	2,008	(3,164)	–	(45,197)	1,020,727	1,120,078	484
PMP OPCO, LLC, Revolver	(7,031)	–	–	–	(5,442)	(12,473)	–	72,928
Princeton Medspa Partners, LLC, Preferred	202,962	18,359	–	–	(73,337)	147,984	310,013	18,359
Princeton Medspa Partners, LLC, Put Option	–	–	–	–	–	–	250,000	–
Princeton Medspa Partners, LLC, Warrants	7,029	–	–	–	(5,037)	1,992	0.01	–

Semi-Annual Report | March 31, 2026	51

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2026 (Unaudited)

Security Name	Fair Value as of September 30, 2025	Purchases(a)	Sales(b)	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value as of March 31, 2026	Share/ Balance as of March 31, 2026	Interest income/ Dividends/ Payment-in -kind income
Riddell Inc., First Lien Term Loan	3,415,544	6,721	(90,909)	–	7,313	3,338,669	3,338,669	175,744
Series B - Great Lakes Funding II LLC	323,196	27,428	(4,500)	–	(18,927)	327,197	362,064	11,294
Total	$16,710,698	$2,266,958	$(581,734)	$(3,691,791)	$2,145,959	$16,850,090		$1,163,756

(a)	Purchases include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK and accretion of original issue discount. Purchases also include transfers into Affiliate classification.
(b)	Sales include decreases in the cost basis of investments resulting from principal repayments and sales. Sales also include transfers out of Affiliate classification.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the financial statements and has determined that there have been no events that have occurred that would require adjustments to our disclosures in the financial statements except as stated below.

52	www.altcif.com

Alternative Credit Income Fund	Additional Information

March 31, 2026 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31, 2026, is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3. APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on November 25, 2025 the Board, including a majority of the independent Trustees, considered the renewal of the Advisory Agreement between the Fund and the Adviser. In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Adviser and the Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Service. The Board reviewed the Adviser’s business and current staffing and organizational structure, and discussed the nature, extent and quality of the services provided by the Adviser under the Management Agreement. The Board discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its fund management team. The Board noted that the Adviser was an affiliate of BC Partners, and the Adviser leveraged the established fund support and administration infrastructure of the broader BC Partners/Sierra Crest organization, including its ability to leverage the collective scale of the Adviser and its affiliates when sourcing investment opportunities, receiving allocations and negotiating with third-party vendors. The Board discussed the organization’s significant investment in and commitment to hiring and retaining high quality professional personnel to support the Fund, noting one change to the key personnel serving the Fund since the last renewal of the Management Agreement. The Board discussed the seasoned investment team, the role of the portfolio manager, and the oversight provided by the investment committee. The Board noted that the Adviser had reported no regulatory actions or material compliance matters that would adversely impact the Adviser’s ability to serve as adviser to the Fund. The Board discussed cybersecurity initiatives undertaken by the Adviser to mitigate cybersecurity risks and noted that there had been no incidents since the last renewal of the Management Agreement. The Board discussed the key risks associated with the Fund’s investment strategy and considered the policies and procedures adopted by the Adviser to mitigate those risks. The Board then discussed the Adviser’s services as Valuation Designee. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to the continued performance of its duties under the Management Agreement. Accordingly, the Board agreed that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory.

Performance. The Board considered the performance of the Fund. Referring to the materials provided by the Adviser, the Board noted the Fund’s positive return of 3.91% for the 1-year period ended September 30, 2025, underperforming the peer funds selected by the Adviser. The Board also noted that the Fund’s Class I Share underperformed the ICE BofA US High Yield Index and the Morningstar/LSTA Leveraged Loan index over the 1-year period ended September 30, 2025, but outperformed both benchmarks from Fund inception through September 30, 2025. The Board discussed the Adviser’s commentary regarding the factors that contributed to Fund performance, including among other things, limited use of leverage, which reduced downside risk amid market volatility during the period, and idiosyncratic credit issues with a few select positions. The Board acknowledged a potential merger was being considered with a closed-end investment company that has elected to be regulated as a business development company under the 1940 Act, while noting that, in the absence of a potential business combination the Adviser believed that the Fund’s investment strategy remains appropriate and consistent with its stated objectives. After further discussion. the Board considered the objective of the Fund, and concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Board noted that the Adviser charged a 1.85% annual advisory fee based on the average net assets of the Fund and was entitled to a performance fee if income exceeded certain hurdles. It further noted that while the fee was higher than the average of the Adviser selected peer group, the net expense ratio of the Fund remained below the average net expense ratio of the peer group. The Board acknowledged that the Adviser had agreed to waive its fees (excluding incentive fee) to limit total annual Fund operating expenses, exclusive of certain fees, so as not to exceed 2.59%, 3.34%, 2.59%, 2.34% and 2.84% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively. The Board considered the potential impact of the performance incentive fee which is calculated based upon the Fund’s pre-incentive fee net investment income for the immediately preceding quarter, and is subject to a hurdle rate, noting that during the last twelve months, the Adviser did not earn an incentive fee. The Board concluded that the advisory fee was not unreasonable.

Semi-Annual Report | March 31, 2026	53

Alternative Credit Income Fund	Additional Information

March 31, 2026 (Unaudited)

Economies of Scale. The Board considered whether the Adviser had realized material economies of scale with respect to the management of the Fund. The Board discussed the growth projections provided by the Adviser in the 15(c) response materials and discussed the Adviser’s willingness to cap Fund operating expenses. The Board then discussed the benefit to shareholders of reduced overall expenses with continued Fund growth. After further discussion, the Board concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future should the Fund grow materially in size.

Profitability. The Board reviewed the summary financial information provided by the Adviser and noted that the Adviser netted a pre-tax loss related to the Fund for the twelve months ended September 30, 2025. The Board discussed the costs associated with managing the Fund and the Board concluded that excessive profitability of the Adviser was not a concern at this time.

54	www.altcif.com

Alternative Credit Income Fund	Privacy Notice

March 31, 2026 (Unaudited)

FACTS	WHAT DOES ALTERNATIVE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-833-404-4103

Semi-Annual Report | March 31, 2026	55

Alternative Credit Income Fund	Privacy Notice

March 31, 2026 (Unaudited)

WHO WE ARE
Who is providing this notice?	Alternative Credit Income Fund
WHAT WE DO
How does Alternative Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

●  Open an account

●  Provide account information

●  Give us your contact information

●  Make deposits or withdrawals from your account

●  Make a wire transfer

●  Tell us where to send the money

●  Tells us who receives the money

●  Show your government-issued ID

●  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●  Affiliates from using your information to market to you

●  Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Alternative Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Alternative Credit Income Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Alternative Credit Income Fund doesn’t jointly market.

56	www.altcif.com

ALTERNATIVE

CREDIT INCOME FUND

INVESTMENT ADVISER
Sierra Crest Investment Management, LLC
650 Madison Avenue, 3rd Floor
New York, New York 10022

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Alternative Credit Income Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory contract is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.
(b)	Not applicable to this report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99.CERT.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE CREDIT INCOME FUND

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date: June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date: June 9, 2026

By:	/s/ Brandon Satoren
Brandon Satoren
Chief Financial Officer (Principal Financial Officer)

Date: June 9, 2026